UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08544

fpa FUNDS TRUST

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1: Report to Shareholders.

(a)	The Reports to Shareholders are attached herewith.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

June 30, 2021

FPA Crescent Fund

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

Overview

The FPA Crescent Fund — Institutional Class ("Fund" or "Crescent") gained 3.26% in 2021's second quarter and 39.00% for the trailing twelve months.1 The Fund generated 97.4% of the average of the S&P 500 and MSCI ACWI's return in the trailing twelve months, outperforming its own 77.8% average net risk exposure.2 Crescent's performance and that of its underlying equity exposure are captured in the following table:

Exhibit A: Performance versus Illustrative Indices3

	Q2 2021	Trailing 12-month
Crescent	3.26%	39.00%
Crescent — Long Equity	6.02%	54.09%
MSCI ACWI	7.39%	39.27%
S&P 500	8.55%	40.79%
60% MSCI ACWI / 40% BBgBarc U.S. Agg	5.15%	22.19%
60% S&P 500 / 40% BBgBarc U.S. Agg	5.84%	23.02%

Portfolio discussion

As stewards of your capital, we presently find ourselves feeling uncomfortably comfortable, which we find an odd sensation. We don't mean to imply that we feel complacent; however, the Fund's cash levels are significantly lower than in recent years. With a relatively modest amount of dry powder, we no longer wake each morning hoping for a market pullback that offers a flood of potential bargains. Instead, we would now be happy with a sale in just one section of the store, allowing us to pick up a few discounted securities to go along with a shopping cart that is already relatively full — and we may have tempted fate and invited such an opportunity with our opening line.

But just because we do not currently welcome a large drawdown for the markets, it does not mean that it will not happen. In fact, we are virtually certain at some point it will, but we just can't tell you when. Though the portfolio will not be immune to the next selloff, whenever it may arrive, we remain committed to seeking equity-like returns over the long-term while avoiding permanent impairment of capital.

1  Effective September 4, 2020, the current single class of shares of the Fund was renamed the Institutional Class shares. Unless otherwise noted, all data herein is representative of the Institutional Share Class.

2  Risk assets are any assets that are not risk free and generally refers to any financial security or instrument, such as equities, commodities, high-yield bonds, and other financial products that are likely to fluctuate in price. Risk exposure refers to the Fund's exposure to risk assets as a percent of total assets. The Fund's net risk exposure as of June 30, 2021 was 76.9%.

3  Comparison to the indices is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. An investor cannot invest directly in an index. The long equity segment of the Fund is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. Long equity holdings only includes equity securities excluding paired trades, short-sales, and preferred securities. The long equity performance information shown herein is for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve profits, losses, or results similar to those shown. Long equity performance does not represent the return an investor in the Fund can or should expect to receive. Fund shareholders may only invest or redeem their shares at net asset value.

  Past performance is no guarantee, nor is it indicative, of future results.

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FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Consistent with the above philosophy, back in Q3 2019 the Fund began reporting contributors and detractors on a trailing twelve-month basis rather than the most recent quarter. At the time we wrote "Quarterly price movements, however, are generally not much more than "noise," frequently reversing in the coming months or quarters. It is therefore more informative to focus on what has happened in the most recent year."4

The top contributors to and detractors from the Fund's trailing 12-month returns are listed below.

Exhibit B: Trailing Twelve-Month Contributors and Detractors as of June 30, 20215

Contributors	Perf. Cont.	Avg. % of Port.	Detractors	Perf. Cont.	Avg. % of Port.
Alphabet	3.63%	5.4%	McDermott (multiple issues)	-0.52%	0.6%
Jefferies Financial Group	2.61%	2.4%	Financials Select Sector SPDR	-0.11%	-0.3%
AIG	1.75%	3.0%	Just Eat Takeaway.com	-0.04%	0.1%
TE Connectivity	1.72%	2.7%	Jardine Strategic Holdings	-0.04%	0.1%
Comcast	1.69%	3.4%	Western Digital TL/Corp (pair)	-0.03%	0.0%
	11.40%	16.9%		-0.74%	0.5%

Truth be told, even one year does not align with how we view the world. While many equity-oriented mutual funds have an average holding period of less than one year, Crescent walks the walk with lower turnover than two thirds of the broad equity-oriented and allocation mutual funds.6 Of course a longer than average holding period does not guarantee higher than average returns, but it reflects how we are willing to manage your capital (with ours alongside) in a differentiated manner in our quest for differentiated after-tax returns.

With the above in mind, we thought it would be interesting to look at the historical performance of the ten largest holdings which the Fund has held for at least the past three years. Though the returns for all fell broadly into the range of the targeted equity-like returns we aim to deliver, each name went through a period of at least two quarters for which performance was at best flat. However, what we find particularly interesting is that some of the better performing names required significant patience, with 30% of the observations compounding at 20%+ per year from our first purchase despite multi-year periods of flat performance during our ownership.

4  The Q3 2019 Commentary can be found at: https://fpa.com/docs/default-source/funds/fpa-crescent-fund/literature/quarterly-commentaries/fpa-crescent-fund-commentary-2019-q3b0f6f4531b0367849d6cff0000f7084a.pdf?sfvrsn=2de9939d_6.

5  Reflects the top five contributors and detractors to the Fund's performance based on contribution to return for the trailing twelve months ("TTM"). Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the TTM is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed.

6  Source: Morningstar Direct. Broad equity-oriented mutual funds are represented by the "Equity" Morningstar Global Broad Category Group and equity-oriented allocation mutual funds are represented by the "Allocation" Global Broad Category Group. As of 12/31/2020, the average turnover for the funds in these categories is 73.5%. The Fund's turnover rate as of the year-ended 12/31/2020 was 29%.

  Past performance is no guarantee, nor is it indicative, of future results.

2

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit C: Top Ten Holdings as of June 30, 20217

Portfolio Holding	Portfolio Ending Weight	First Purchase Date	Flat Performance Period Start	Flat Performance Period End	Flat Performance (Years)	Annualized Return Since First Purchase*
Alphabet	5.7%	8/22/2011	4/4/2014	6/24/2016	2.2	26.03%
Comcast Corporation	3.5%	5/7/2018	5/31/2019	2/26/2020	0.7	22.08%
Facebook	3.1%	2/8/2018	7/25/2018	2/18/2020	1.6	23.15%
Holcim Ltd	2.9%	6/1/2018	6/1/2018	12/3/2019	1.5	8.75%
Analog Devices	2.9%	8/18/2011	3/9/2012	10/13/2014	2.6	22.04%
Broadcom	2.9%	4/16/2018	4/30/2019	2/13/2020	0.8	27.17%
Groupe Bruxelles Lambert	2.8%	5/19/2010	7/2/2010	8/29/2012	2.2	7.70%
Charter Communications	2.8%	4/30/2018	4/30/2018	12/24/2018	0.7	36.15%
TE Connectivty	2.7%	10/26/2012	4/30/2015	12/25/2018	3.7	20.37%
American International Group	2.7%	6/2/2011	12/24/2013	5/30/2019	5.4	7.24%

While it certainly would have aided Fund returns if we had been able to enter, exit, and ultimately re-enter each name to avoid the periods of fallow results, such ambidexterity is easier said than done. We say this with experience, having previously sold shares in high quality equities assured in the belief we would be able to repurchase them in the future at a lower price. Oddly, even when the shares did subsequently trade off, we demonstrated an uncanny consistency for proclaiming the right price for re-entry to be some 5-10% lower than where the shares ultimately bottomed. This has led us to conclude that when it comes to investing in quality equities, one of the keys to generating attractive compound returns is to not interfere with the process of compounding.

So, while at times it may look like we are sitting on names that are stuck in the mud, it is fair to assume we are not overly perturbed by short-term underperformance provided we remain confident that such securities are simply building kinetic energy ahead of delivering future gains. In this manner you can think of us coming into the office each day and not eating the marshmallow lying on our desk, confident that our delayed gratification will be rewarded in the form of a much larger marshmallow at a future date.

We believe this approach has served us well over time at the portfolio level. Looking at rolling five-year periods since the inception of the Fund, we would argue the Fund has done a respectable job of consistently delivering equity-like rates of return over extended periods. The kink of course is that one could only realize these returns by holding the Fund through periods of underperformance and resisting the urge to look for a tastier marshmallow elsewhere. We realize this style of investing with a multi-year outlook is not for everyone, but if you are reading this commentary, we thank you for partnering with us on the journey.

7  Source: FPA, Bloomberg. For illustrative purposes only.

*  Annualized Return shown is the total return of each security since the first date of purchase in the Fund through June 30, 2021. It is not the contribution to return for the portfolio. The Annualized Return for each holding may not equate with the performance of the holding in the Fund and does not take into account Fund fees and expenses. An investor in the Fund cannot achieve these returns and can only purchase and redeem shares at net asset value. Additional academic research: 'Patient Capital Outperformance — The Investment Skill of High Active Share Managers Who Trade Infrequently', Martjin Cremers and Ankur Pareek. December 2015.

  Past performance is no guarantee, nor is it indicative, of future results.

3

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Exhibit D: 5-year Rolling Returns by Market Type since Inception8

	Down Market S&P 500 5yr Average Return Below 0%	Normal Market S&P 5yr 500 Average Return 0-10%	Robust Market S&P 500 5yr Average Return Above 10%
FPA Crescent Fund (average net return)	9.54%	8.30%	10.10%
S&P 500 (average return)	-1.81%	3.69%	16.18%
Periods in Which FPA Crescent Fund Outperformed	100%	91%	9%
	49 of 49	77 of 85	13 of 143

But past aside, the matter at hand is how the Fund is currently positioned and what prospective returns will be in the coming years. Unfortunately, we still do not have a crystal ball to tell us what the future holds for inflation, variants, or GDP growth. We can tell you with confidence that we like what we own in terms of quality and value and are comfortable with our current level of net exposure. Though we do not view the market at large

8  Source: Morningstar Direct. The chart illustrates the monthly five-year rolling average returns for the FPA Crescent Fund-Institutional Class ('Fund") from July 1, 1993 (the first full month of performance since inception) through June 30, 2021 compared to the S&P 500 Index ("Index"). The horizontal axis represents the five-year rolling average returns for the Index, and the vertical axis represents the Fund's five-year rolling average returns. The diagonal line illustrates the relative performance of the Fund vs. the Index. Points above the diagonal line indicate the Fund outperformed in that period, while points below the line indicate the Fund underperformed in that period. The table categorizes returns for three distinct market environments: a "down market" is defined as any period where the five-year rolling average return for the Index was less than 0%; a "normal market" is defined as any period where the five-year rolling average return for the Index was between 0-10%; and a "robust market" is defined as any period where the five-year rolling average return for the Index was greater than 10%. There were 277 five-year rolling average monthly periods between July 1, 1993 and June 30, 2021. Comparison to the S&P 500 index is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives.

  Past performance is no guarantee, nor is it indicative, of future results.

4

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

as particularly inexpensive at present — as we called out in our Q1 2021 letter, we are not overly concerned with where the market may trade, as we don't own the market. As for what we do own, as illustrated in Exhibit E, the Fund's long equity holdings are cheaper than the market as measured by 1-year forward price to earnings and current price to book despite not making any sacrifices as it relates to historical or perspective earnings growth.

Exhibit E: FPA Crescent Long Equity Holding Valuation and Earnings Growth vs Stock Market9

	Price/Earnings 1 Year Forward				Price/Book				3-Year Trailing EPS Growth		3-Year Forward Estimated EPS Growth
	6/30/2020		6/30/2021		6/30/2020		6/30/2021		6/30/2020	6/30/2021	6/30/2020	6/30/2021
FPA Crescent — Long Equity Portfolio	19.3	x	17.2	x	1.3	x	1.9	x	14%	9%	19%	32%
vs. S&P 500	-23%		-23%		-64%		-58%				78%	26%
vs. MSCI ACWI	-12%		-11%		-46%		-8%				71%	37%
S&P 500	24.9	x	22.3	x	3.5	x	4.6	x	7%	-1%	11%	25%
MSCI ACWI	21.9	x	19.4	x	2.3	x	2.1	x	4%	-6%	11%	23%

Stepping back for a moment, many managers start with an index benchmark when constructing their portfolio and then play a game of over- or underweighting various names or sectors. In sharp contrast, we start with a completely blank page and have a portfolio that looks nothing like any index we have ever observed. So, while we own many well-known companies, such as three of the FAANG constituents, which we believe are reasonably valued, we also round out our holdings with a collection of names that either remain starkly out of favor or are largely absent from the major indices.10 Examples of such securities include our Asian holding companies such as LG Corp, Samsung C&T, Softbank, and Swire Pacific, as well as our "Chinternet"-focused positions in Alibaba, Naspers/Prosus, and Baidu.11

9  Source: CapIQ, Factset, Bloomberg, FPA calculations. 3-Year Forward Estimated EPS Growth is based on FPA calculations using consensus data from CapIQ, Factset and Bloomberg. Forward looking statistics are estimates and subject to change. Comparison to the S&P 500 and MSCI ACWI Indices is being used as a representation of the "market" and is for illustrative purposes only. The Fund does not include outperformance of any index or benchmark in its investment objectives. Please refer to Footnote 3 for the definition of the long equity holdings and other important information, and refer to Page 1 for net returns of the Fund. The long equity holdings average weight in the Fund was 75.0% and 74.6% for Q2 2021 and TTM through 6/30/21, respectively. The long equity holdings average weight in the Fund was 70.2% and 69.3% for Q2 2020 and TTM through 6/30/20, respectively. The long equity statistics shown herein are for illustrative purposes only and may not reflect the impact of material economic or market factors. No representation is being made that any account, product or strategy will or is likely to achieve results similar to those shown. Long equity statistics noted herein do not represent the results that the Fund or an investor can or should expect to receive. Fund shareholders can only purchase and redeem shares at net asset value.

10  The FAANG constituents include: Facebook (FB), Apple (AAPL), Amazon (AMZN), Netflix (NFLX), and Alphabet (GOOG).

11  Portfolio composition will change due to ongoing management of the Fund. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this commentary. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

  Past performance is no guarantee, nor is it indicative, of future results.

5

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Though we have discussed the Chinese internet conglomerates regularly in prior commentaries and conference calls, LG Corp, Samsung C&T, and Softbank are names that were purchased in 2020, and we have yet to publicly profile. Interestingly, LG Corp and Samsung C&T trade at discounts to our estimates of intrinsic value greater than 50% based exclusively on publicly traded marks, while also trading at a single digit multiple to our estimates of look through after-tax earnings for 2021. As for Softbank, look through earnings are challenging to calculate due to limited disclosure for many of the private holdings, but the discount to intrinsic value estimates based on private and public marks is similarly wide to the other two names. Regardless, in all instances we are afforded the privilege of investing alongside the controlling family or founder, and moreover, we believe the underlying asset quality of each conglomerate has significant appeal, as we will briefly review in this quarter's public conference call.

As for Alibaba, Tencent and Baidu, we believe they trade at very wide discounts to intrinsic value estimates based on the "sum of the parts" — a four word phrase analogous to a four letter curse word for investors with time horizons shorter than our own. While we readily acknowledge many of these "parts" may not contribute to earnings for several years, as genuine long-term oriented investors, we relish the opportunity pick up cheap or even free options, as we believe exists in the form of autonomous driving within Baidu or the cloud business within Alibaba. This is no different to how we viewed asymmetric optionality in past years in the form of Waymo/Youtube within Alphabet, and Occulus/Whatsapp within Facebook.

Speaking of free options, we have also spent the past quarter assembling a portfolio of special purpose acquisition companies or "SPACs", for which we see a positively skewed potential for returns versus the commensurate risk. For those not familiar, a SPAC is a non-operating corporate shell set up by a sponsor to pursue an acquisition of an unknown business on unknown terms. Mechanically, a SPAC's IPO proceeds are placed into an interest bearing trust, and the money in trust can only be used to complete an acquisition or it will be returned to investors if the sponsor fails to complete a deal (typically a two-year window from the SPAC IPO).

In each case, we seek to acquire the SPACs at roughly equal to or slightly less than the trust value per share, mitigating the long-term risk of a permanent loss of capital. The upside occurs if the market takes a favorable view on a potential deal, which would result in the shares trading at a premium to trust value and provide the option to exit the holdings with a capital gain. Alternatively, should investors take a dim view of an announced transaction, we could simply exercise our redemption rights to receive the trust value of the shares in cash.

Quite often we are also buying a share in a SPAC with a unit for warrants attached. In this instance, we have the opportunity to retain the warrants and participate in the future upside of the SPAC even if we choose to sell or redeem the shares prior to the closing of the actual acquisition. In summary, we view our SPAC basket as a case of "heads we win, tails we don't lose."12

As for other activity in the portfolio, our valuation discipline has made it challenging to put capital to work in this market that has largely been up and to the right. Nonetheless we have used the occasional pullback to opportunistically establish toehold positions in a handful of new names. Of the roughly 600bps of current exposure attributed to new purchases in 2021, half has been towards SPACs, and the balance largely towards digitally focused firms. Though our recent digital investments are not necessarily bleeding edge tech companies, we believe the purchase of each is an additional step towards the never-ending goal of further future-proofing the portfolio.

12  SPACs involve risks. There is no guarantee that the Fund's investments in SPACs will be profitable. Please see Important Disclosures for more information about the risks of investing in SPACs.

  Past performance is no guarantee, nor is it indicative, of future results.

6

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Closing

In order to optimize the likelihood of future success, we operate in a perpetual state of adaptation. We tackle each day in the hopes that we learn something new that helps us to be better prepared to face the inevitable challenges and act on new opportunities.

Al Osborne, a long-time investor in Crescent and one of the FPA Fund's valued independent board members, offered us this observation from the novelist, playwright, essayist, poet, and activist James Baldwin, "Not everything that is faced can be changed, but nothing can be changed until it is faced." We can't bend the world to our will, but we can always improve.

Thank you for entrusting us with your capital.

Respectfully submitted,

FPA Crescent Portfolio Management Team

July 27, 2021

7

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

8

FPA CRESCENT FUND
PORTFOLIO SUMMARY

June 30, 2021 (Unaudited)

Common Stocks		73.7%
Internet Media	12.4%
Semiconductor Devices	6.7%
Cable & Satellite	6.2%
Diversified Banks	2.9%
Cement & Aggregates	3.7%
Industrial Distribution & Rental	2.9%
Investment Companies	2.8%
Electrical Components	2.7%
Application Software	2.7%
P&C Insurance	2.7%
Banks	2.6%
Base Metals	2.3%
Insurance Brokers	2.1%
Institutional Brokerage	1.9%
E-Commerce Discretionary	1.4%
Railroad Rolling Stock	1.4%
Medical Equipment	0.6%
Chemicals	1.2%
Apparel, Footwear & Accessory Design	1.2%
Food Services	1.2%
Computer Hardware & Storage	1.1%
Telecom Carriers	1.1%
Aircraft & Parts	1.0%
Infrastructure Software	1.0%
Commercial & Residential Building Equipment & Systems	1.0%
Hotels, Restaurants & Leisure	0.9%
Midstream — Oil & Gas	0.9%
Wealth Management	0.9%
Specialty Chemicals	0.8%
Household Products	0.8%
Internet Based Services	0.8%
Real Estate Owners & Developers	0.6%
Entertainment Content	0.4%
Integrated Utilities	0.3%
Marine Shipping	0.3%
Oil & Gas Services & Equipment	0.2%
Closed End Fund		0.6%
Limited Partnerships		1.3%
Preferred Stocks		0.1%
Special Purpose Acquisition Companies		2.8%
Bonds & Debentures		13.6%
U.S. Treasuries	12.4%
Corporate Bonds & Notes	0.7%
Corporate Bank Debt	0.5%
Short-term Investments		8.8%
Securities Sold Short		(3.2)%
Other Assets And Liabilities, Net		2.3%
Net Assets		100.0%

9

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2021
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 12.4%
Alphabet, Inc. (Class A)(a)	122,518	$299,163,231
Alphabet, Inc. (Class C)(a)	122,045	305,883,824
Baidu, Inc. (ADR) (China)(a)	445,804	90,899,436
Facebook, Inc. (Class A)(a)	943,178	327,952,422
Naspers, Ltd. (N Shares) (South Africa)	961,057	201,780,917
Prosus NV (Netherlands)	970,500	94,904,043
		$1,320,583,873
SEMICONDUCTOR DEVICES — 6.7%
Analog Devices, Inc.	1,801,707	$310,181,877
Broadcom, Inc.	640,699	305,510,911
NXP Semiconductors NV (Netherlands)	490,109	100,825,224
		$716,518,012
CABLE & SATELLITE — 6.2%
Charter Communications, Inc. (Class A)(a)(b)	407,280	$293,832,156
Comcast Corp. (Class A)(b)	6,450,030	367,780,711
		$661,612,867
CEMENT & AGGREGATES — 3.7%
HeidelbergCement AG (Germany)	1,012,913	$86,884,805
LafargeHolcim Ltd. (Switzerland)	5,189,042	311,258,396
		$398,143,201
DIVERSIFIED BANKS — 2.9%
Citigroup, Inc.	3,571,897	$252,711,713
Flutter Entertainment plc (Ireland)(a)	104,039	18,917,909
Gulfport Energy Corp.(a)	503,402	32,570,109
LX Holdings Corp. (South Korea)(a)	345,750	3,453,969
		$307,653,700
INDUSTRIAL DISTRIBUTION & RENTAL — 2.9%
Howmet Aerospace, Inc.(a)	4,577,152	$157,774,430
LG Corp. (South Korea)	1,610,766	146,608,813
		$304,383,243
INVESTMENT COMPANIES — 2.8%
Groupe Bruxelles Lambert SA (Belgium)	2,631,560	$294,375,952
ELECTRICAL COMPONENTS — 2.7%
TE Connectivity, Ltd. (Switzerland)	2,124,600	$287,267,166

10

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
APPLICATION SOFTWARE — 2.7%
Alteryx, Inc. (Class A)(a)	147,315	$12,672,036
Entain plc (Isle of Man)(a)	3,205,123	77,389,301
Epic Games, Inc.(c)(d)(e)	33,130	29,320,050
Nexon Co. Ltd. (Japan)	3,654,463	81,447,864
Open Text Corp. (Canada)	572,669	29,091,585
Ubisoft Entertainment SA (France)(a)	766,684	53,673,007
		$283,593,843
P&C INSURANCE — 2.7%
American International Group, Inc.(b)	5,948,177	$283,133,225
BANKS — 2.6%
Signature Bank	193,444	$47,519,519
Wells Fargo & Co.	5,029,984	227,807,975
		$275,327,494
BASE METALS — 2.3%
Glencore plc (Switzerland)(a)	57,208,380	$244,887,437
INSURANCE BROKERS — 2.1%
Aon plc (Class A) (Britain)	910,807	$217,464,279
Willis Towers Watson plc (Britain)	38,137	8,772,273
		$226,236,552
INSTITUTIONAL BROKERAGE — 1.9%
Jefferies Financial Group, Inc.(b)	5,858,352	$200,355,638
E-COMMERCE DISCRETIONARY — 1.4%
Alibaba Group Holding Ltd. (ADR) (China)(a)	673,113	$152,648,566
RAILROAD ROLLING STOCK — 1.4%
Westinghouse Air Brake Technologies Corp.	1,774,158	$146,013,203
CHEMICALS — 1.2%
International Flavors & Fragrances, Inc.	868,051	$129,686,819
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.2%
Cie Financiere Richemont SA (Switzerland)	1,041,770	$126,048,259

11

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
FOOD SERVICES — 1.2%
JDE Peet S NV (Netherlands)(a)	2,023,638	$73,425,588
Just Eat Takeaway.com NV (Netherlands)(a)(f)	524,837	48,460,490
		$121,886,078
COMPUTER HARDWARE & STORAGE — 1.1%
Dell Technologies (C Shares)(a)	1,192,689	$118,875,313
TELECOM CARRIERS — 1.1%
SoftBank Group Corp. (Japan)	1,605,074	$112,331,341
AIRCRAFT & PARTS — 1.0%
Meggitt plc (Britain)(a)	16,289,061	$103,920,617
INFRASTRUCTURE SOFTWARE — 1.0%
FirstEnergy Corp.	2,789,666	$103,803,472
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 1.0%
Samsung C&T Corp. (South Korea)	835,452	$101,264,661
HOTELS, RESTAURANTS & LEISURE — 0.9%
Marriott International, Inc. (Class A)(a)	724,959	$98,971,403
MIDSTREAM — OIL & GAS — 0.9%
Kinder Morgan, Inc.(b)	5,262,897	$95,942,612
WEALTH MANAGEMENT — 0.9%
LPL Financial Holdings, Inc.	704,429	$95,083,826
SPECIALTY CHEMICALS — 0.8%
Univar Solutions, Inc.(a)	3,690,211	$89,967,344
HOUSEHOLD PRODUCTS — 0.8%
Unilever plc (Britain)	1,451,639	$84,971,043
INTERNET BASED SERVICES — 0.8%
Booking Holdings, Inc.(a)	37,488	$82,027,118

12

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
REAL ESTATE OWNERS & DEVELOPERS — 0.6%
Swire Pacific Ltd. (Class A) (Hong Kong)	10,136,602	$68,736,666
MEDICAL EQUIPMENT — 0.6%
Olympus Corp. (Japan)	3,218,401	$63,965,340
ENTERTAINMENT CONTENT — 0.4%
Netflix, Inc.(a)	72,931	$38,522,883
INTEGRATED UTILITIES — 0.3%
PG&E Corp.(a)	3,597,611	$36,587,704
MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg)(c)(d)(e)(g)(h)	1,146,250	$30,985,861
OIL & GAS SERVICES & EQUIPMENT — 0.2%
McDermott International Ltd.(a)(g)	14,118,980	$6,918,300
McDermott International Ltd.(a)	31,866,698	15,614,682
		$22,532,982
TOTAL COMMON STOCKS — 73.7% (Cost $4,580,687,765)		$7,828,845,314
CLOSED END FUND — 0.6%
Altaba Escrow(c)(Cost $0)	4,756,180	$68,488,992
LIMITED PARTNERSHIPS
FPS LLC (Marine Shipping)(c)(d)(e)(g)(h)	1,162,447	$74,281,258
FPS Shelby Holding I LLC (Marine Shipping)(c)(d)(e)(g)(h)	107,799	8,876,468
GACP II L.P. (Credit)(c)(d)(e)	958,312	32,012,429
U.S. Farming Realty Trust, L.P. (Real Estate)(c)(d)(e)(g)	350,000	14,442,711
U.S. Farming Realty Trust II, L.P. (Real Estate)(c)(d)(e)(g)	120,000	8,400,319
TOTAL LIMITED PARTNERSHIPS — 1.3% (Cost $158,227,567)		$138,013,185
PREFERRED STOCKS
ENGINEERING SERVICES — 0.1%
McDermott International, Inc.(c)(d)(e)	22,591	$13,554,380

13

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

PREFERRED STOCKS — Continued	Shares	Fair Value
ENERGY — 0.0%
Gulfport Energy Corp.(d)(e)	1,298	$600,273
TOTAL PREFERRED STOCKS — 0.1% (Cost $1,274,000)		$14,154,653
WARRANTS — 0.0%
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023(a) (Cost $0)	2,521,536	$1,689,654
SPECIAL PURPOSE ACQUISITION COMPANIES(a)
DIVERSIFIED BANKS — 2.8%
Accelerate Acquisition Corp.	1,824	$18,404
African Gold Acquisition Corp.	175,509	1,774,396
Agile Growth Corp.	972,411	9,694,938
Alkuri Global Acquisition Corp. (Class A)	62,046	509,523
Angel Pond Holdings Corp.	618,627	6,186,270
Ares Acquisition Corp.	287,111	2,871,110
Athena Technology Acquisition Corp.	296,505	2,956,155
Atlantic Coastal Acquisition Corp.	1,238,597	12,311,654
Broadscale Acquisition Corp.	691,757	6,910,652
Churchill Capital Corp. VII	477,902	4,783,799
Colonnade Acquisition Corp. II	1,032,132	10,259,392
COVA Acquisition Corp.	334,885	3,378,990
DHC Acquisition Corp.	520,584	5,226,663
Digital Transformation Opportunities Corp.	72,255	715,325
Disruptive Acquisition Corp. I	1,032,135	10,290,386
ESM Acquisition Corp.	157	1,570
Flame Acquisition Corp.	1,032,145	10,476,272
Forest Road Acquisition Corp. II	646,625	6,488,882
Fortress Value Acquisition Corp. IV	75,327	753,270
FTAC Hera Acquisition Corp.	124,395	1,249,548
Fusion Acquisition Corp. II	173,927	1,737,531
GigCapital4, Inc.	1,067,809	8,192,766
Glenfarne Merger Corp.	1,033,214	10,239,151
Global Partner Acquisition Corp. II	355,596	3,520,400
Golden Arrow Merger Corp.	1,032,132	10,259,392
Gores Holdings VII, Inc.	2,391	24,101
Gores Holdings VIII, Inc.	71,754	716,105
Gores Technology Partners II, Inc.	6,490	65,874

14

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

SPECIAL PURPOSE ACQUISITION COMPANIES — Continued	Shares	Fair Value
GX Acquisition Corp. II	648,196	$6,468,996
Haymaker Acquisition Corp. III	7,337	73,590
Hudson Executive Investment Corp. III	1,243,215	12,419,718
InterPrivate IV InfraTech Partners, Inc.	848,174	8,439,331
ION Acquisition Corp. 3 Ltd. (Class A) (Israel)	593,375	5,821,009
Kismet Acquisition Three Corp.	1,032,132	10,310,999
Landcadia Holdings IV, Inc.	1,243,001	12,367,860
Lazard Growth Acquisition Corp. I	20,722	207,220
Lead Edge Growth Opportunities Ltd.	111,893	1,118,930
Mason Industrial Technology, Inc.	759,575	7,648,920
Mission Advancement Corp.	613,037	6,124,240
Monument Circle Acquisition Corp.	69,903	701,826
NextGen Acquisition Corp. II	472,799	5,115,685
Northern Star Investment Corp. III	550,747	5,507,470
Northern Star Investment Corp. IV	420,679	4,206,790
Orion Acquisition Corp.	204,096	2,024,632
Pathfinder Acquisition Corp.	25	249
Peridot Acquisition Corp. II	582,407	5,818,246
Pine Technology Acquisition Corp.	964,170	9,612,775
Plum Acquisition Corp. I	964,270	9,546,273
Queen's Gambit Growth Capital	82,401	821,538
Reinvent Technology Partners Y	251	452
Reinvent Technology Partners Y (Class A)	2,008	19,839
Ross Acquisition Corp. II	231,224	2,305,303
RXR Acquisition Corp.	9,883	98,435
Silver Spike Acquisition Corp. II	93,554	942,089
Slam Corp.	714,153	7,127,247
Stratim Cloud Acquisition Corp.	575,747	5,757,470
TCW Special Purpose Acquisition Corp.	114,519	1,141,754
Tio Tech A (Germany)	296,636	2,966,360
TLG Acquisition One Corp.	1,242,983	12,330,391
Twelve Seas Investment Co. II	979,931	9,760,113
Viking Acquisitions LLC (Norway)(c)(d)(e)	9,562,500	7,404,052
		$295,822,321
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES — 2.8% (Cost $295,258,495)		$295,822,321

15

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
CORPORATE BONDS & NOTES
CONSUMER, CYCLICAL — 0.7%
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	$61,108,000	$70,292,532
ENERGY — 0.0%
Gulfport Energy Corp. — 6.000% 10/15/2024(d)(e)	$18,209,000	$—
Gulfport Energy Corp. — 6.375% 5/15/2025(d)(e)	8,822,000	—
Gulfport Energy Corp. — 6.375% 1/15/2026(d)(e)	9,128,000	—
Gulfport Energy Corp. — 6.625% 5/1/2023(d)(e)	9,417,000	—
Gulfport Energy Corp. — 8.000% 5/17/2026	4,221,128	4,537,713
		$4,537,713
TOTAL CORPORATE BONDS & NOTES — 0.7% (Cost $60,539,858)		$74,830,245
CORPORATE BANK DEBT
McDermott LC, 1M USD LIBOR — 6.335% 12/31/2021(c)(d)(e)(j)	$28,718,370	$23,296,034
McDermott Technology Americas, Inc.,
1M USD LIBOR + 1.000% — 1.113% 6/30/2025(c)(i)	32,664,489	14,535,698
McDermott Technology Americas, Inc.,
1M USD LIBOR + 3.000% — 3.093% 6/30/2024(c)(i)	1,074,102	644,461
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021(c)	703,343	718,273
Western Digital Corp. Term Loan B 4,
1M USD LIBOR + 1.750% — 1.843% 4/29/2023(c)(i)	17,010,786	16,982,378
TOTAL CORPORATE BANK DEBT — 0.5% (Cost $127,979,879)		$56,176,844
U.S. TREASURIES
U.S. Treasury Bills — 0.002% 8/24/2021(k)	$80,000,000	$79,994,440
U.S. Treasury Bills — 0.003% 10/21/2021(k)	120,000,000	119,979,876
U.S. Treasury Bills — 0.005% 8/5/2021(k)	50,000,000	49,997,620
U.S. Treasury Bills — 0.005% 8/26/2021(k)	35,000,000	34,997,162
U.S. Treasury Bills — 0.008% 7/15/2021(k)	42,000,000	41,999,181
U.S. Treasury Bills — 0.008% 8/12/2021(k)	110,000,000	109,992,916
U.S. Treasury Bills — 0.010% 7/1/2021(k)	40,000,000	39,999,980
U.S. Treasury Bills — 0.010% 8/10/2021(k)	50,000,000	49,997,345
U.S. Treasury Bills — 0.012% 11/4/2021(k)	130,000,000	129,976,145
U.S. Treasury Bills — 0.013% 8/19/2021(k)	100,000,000	99,993,170
U.S. Treasury Bills — 0.018% 9/2/2021(k)	71,000,000	70,993,120

16

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Bills — 0.018% 11/12/2021(k)	$47,000,000	$46,990,389
U.S. Treasury Bills — 0.032% 7/27/2021(k)	65,000,000	64,997,575
U.S. Treasury Bills — 0.034% 7/22/2021(k)	97,000,000	96,997,022
U.S. Treasury Bills — 0.042% 8/3/2021(k)	70,000,000	69,996,878
U.S. Treasury Bills — 0.042% 9/9/2021(k)	45,000,000	44,995,086
U.S. Treasury Bills — 0.046% 9/23/2021(k)	75,000,000	74,991,045
U.S. Treasury Cash Management Bills — 0.011% 9/14/2021(k)	48,000,000	47,995,056
U.S. Treasury Cash Management Bills — 0.018% 9/7/2021(k)	42,000,000	41,996,094
TOTAL U.S. TREASURIES — 12.4% (Cost $1,316,962,179)		$1,316,880,100
TOTAL BONDS & DEBENTURES — 13.6% (Cost $1,505,481,916)		$1,447,887,189
TOTAL INVESTMENT SECURITIES — 92.1% (Cost $6,540,929,743)		$9,794,901,308
SHORT-TERM INVESTMENTS
Apple, Inc.
— 0.041% 7/29/2021	$75,000,000	$74,997,667
— 0.041% 7/30/2021	20,000,000	19,999,355
— 0.051% 8/10/2021	52,000,000	51,997,111
— 0.051% 8/11/2021	20,000,000	19,998,861
Chevron Corp.
— 0.02% 7/20/2021	60,000,000	59,999,367
— 0.03% 7/6/2021	25,000,000	24,999,896
— 0.03% 7/7/2021	50,000,000	49,999,750
— 0.020% 7/21/2021	47,000,000	46,999,478
— 0.041% 7/8/2021	30,000,000	29,999,767
— 0.041% 7/9/2021	60,000,000	59,999,467
— 0.041% 7/12/2021	70,000,000	69,999,144
— 0.041% 7/13/2021	30,000,000	29,999,600
— 0.041% 7/14/2021	60,000,000	59,999,133
Exxon Mobil Corp.
— 0.041% 7/27/2021	56,000,000	55,998,382
— 0.061% 8/2/2021	55,000,000	54,997,067
— 0.061% 8/17/2021	100,000,000	99,992,167
— 0.061% 8/23/2021	60,000,000	59,994,700
Johnson & Johnson — 0.010% 7/8/2021	43,700,000	43,699,915

17

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 7/1/2021
(Dated 06/30/2021, repurchase price of $18,333,000, collateralized by $18,747,300 principal amount U.S. Treasury Notes — 0.125% 2023, fair value $18,699,701)(l)	$18,333,000	$18,333,000
TOTAL SHORT-TERM INVESTMENTS — 8.8% (Cost $932,003,827)		$932,003,827
TOTAL INVESTMENTS — 100.9% (Cost $7,472,933,570)		$10,726,905,135
SECURITIES SOLD SHORT — (3.2)%
COMMON STOCKS SOLD SHORT — (0.2)%
Softbank Corp. (Japan)	(1,166,548)	$(15,262,411)
OTHER COMMON STOCKS SOLD SHORT(m)		$(301,045,203)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $264,992,977)		$(316,307,614)
CORPORATE BONDS & NOTES_SOLD SHORT — (0.2)%
Western Digital Corp. — 4.750% 2/15/2026	$(19,366,000)	$(21,484,330)
TOTAL CORPORATE BONDS & NOTES SOLD SHORT (Proceeds $19,392,859)		$(21,484,330)
TOTAL SECURITIES SOLD SHORT (Proceeds $284,385,836)		$(337,791,944)
Other assets and liabilities, net — 2.3%		$237,530,665
NET ASSETS — 100.0%		$10,626,643,856

(a)  Non-income producing security.

(b)  As of June 30, 2021, investments with a value of $1,039,592,500 were fully or partially segregated with the broker(s)/custodian as collateral for short option contracts.

(c)  Restricted securities. These restricted securities constituted 3.49% of total net assets at June 30, 2021, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

18

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.29% of total net assets at June 30, 2021.

(e)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Affiliated Security.

(h)  Controlled company.

(i)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2021. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(j)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 11.

(k)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(l)  Security pledged as collateral (See Note 10 of the Notes to Financial Statements).

(m)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

19

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

Purchased Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Barclays Bank PLC	$4,776,000,000	$1,265,640	$1,289,520
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,289,520
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,337,280
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Barclays Bank PLC	4,776,000,000	1,265,640	1,337,280
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Goldman Sachs International	9,204,500,000	2,531,237	1,840,900
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Goldman Sachs International	9,204,500,000	2,531,238	1,932,945

20

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Goldman Sachs International	$9,204,500,000	$2,531,237	$1,932,945
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Goldman Sachs International	9,204,500,000	2,531,238	2,024,990
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Morgan Stanley	5,062,500,000	1,265,625	860,625
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Morgan Stanley	5,062,500,000	1,265,625	860,625
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Morgan Stanley	5,062,500,000	1,265,625	911,250
Call — CMS Cap Swap(c)(e)	Receive	Maximum of [0, 30-Year — 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Morgan Stanley	5,062,500,000	1,265,625	911,250
Call — OIS Cap Swap(c)(e)	Receive	3-Month USD-LIBOR	0.68%	1/11/2029	Morgan Stanley	260,061,813	7,038,227	14,594,669
							$27,288,237	$31,123,799

21

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

Written Options

Description	Pay/ Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put — OIS Floor Swap (c)(e)	Pay	3-Month USD-LIBOR	0.35%	1/11/2029	Morgan Stanley	$(260,061,813)	$(7,038,227)	$(4,348,234)

22

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/26/2014, 09/29/2014, 09/30/2014, 10/03/2014, 10/06/2014, 10/07/2014, 08/28/2015, 11/01/2016, 11/02/2016, 11/03/2016	$—	$68,488,992	0.64%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 02/15/2023	02/26/2020	1,265,640	1,289,520	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 02/22/2023	02/26/2020	1,265,640	1,289,520	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 03/01/2023	02/26/2020	1,265,640	1,337,280	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 03/08/2023	02/26/2020	1,265,640	1,337,280	0.01%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 02/15/2023	02/26/2020	2,531,237	1,840,900	0.02%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 02/22/2023	02/26/2020	2,531,238	1,932,945	0.02%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/01/2023	02/26/2020	2,531,237	1,932,945	0.02%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/08/2023	02/26/2020	2,531,238	2,024,990	0.02%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 02/15/2023	02/26/2020	1,265,625	860,625	0.01%

23

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 02/22/2023	02/26/2020	$1,265,625	$860,625	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 03/01/2023	02/26/2020	1,265,625	911,250	0.01%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 03/08/2023	02/26/2020	1,265,625	911,250	0.01%
Epic Games, Inc.	06/25/2020	19,049,750	29,320,050	0.27%
FPS LLC (Marine Shipping)	01/11/2021, 04/13/2021	106,213,517	74,281,258	0.70%
FPS Shelby Holding I LLC	02/04/2020, 03/26/2020, 04/29/2020, 07/24/2020	10,191,934	8,876,468	0.08%
GACP II L.P. (Credit)	01/17/2020	21,832,680	32,012,429	0.30%
McDermott International, Inc.	12/31/2020	—	13,554,380	0.13%
MCDERMOTT LC — 6.335% 12/31/2021	03/04/2021, 03/05/2021	28,718,370	23,296,034	0.22%
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 1.113% 6/30/2025	07/20/2020, 07/29/2020, 08/03/2020, 09/01/2020, 11/02/2020, 11/30/2020, 12/31/2020, 01/05/2021	73,548,626	14,535,698	0.14%
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 3.093% 6/30/2024	07/01/2020	1,096,603	644,461	0.01%
OIS CAP SWAPTION 0.680 JAN29 0.680 CALL Morgan Stanley 0.680% 01/11/2029	10/19/2020	7,038,227	14,594,669	0.14%
OIS FLOOR SWAPTION 0.350 JAN29 0.350 PUT Morgan Stanley 0.350% 01/11/2029	10/19/2020	(7,038,227)	(4,348,234)	(0.04)%
Sound Holding FP	10/07/2013	68,546,025	30,985,861	0.29%
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021	06/30/2021	739,257	718,273	0.01%

24

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
U.S. Farming Realty Trust II, L.P. (Real Estate)	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 07/29/2015	$9,498,194	$8,400,319	0.08%
U.S. Farming Realty Trust, L.P. (Real Estate)	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	10,491,242	14,442,711	0.13%
Viking Acquisitions LLC	06/03/2021	7,607,534	7,404,052	0.07%
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 1.843% 4/29/2023	04/05/2021, 04/07/2021, 04/22/2021	16,817,748	16,982,378	0.16%
TOTAL RESTRICTED SECURITIES		$394,601,490	$370,718,929	3.49%

See accompanying Notes to Financial Statements.
25

FPA CRESCENT FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $6,299,272,369)	$9,650,996,391
Investments in affiliates — at fair value (identified cost $241,657,374)	143,904,917
Short-term investments — at amortized cost (maturities 60 days or less)	932,003,827
Purchased options, at value (premiums paid $27,288,237)	31,123,799
Deposits for securities sold short	284,667,071
Cash	2,104,341
Foreign currencies at value (identified cost $451,614)	451,685
Receivable for:
Investment securities sold	46,899,217
Dividends and interest	14,777,415
Capital Stock sold	2,496,669
Total assets	11,109,425,332
LIABILITIES
Securities sold short, at fair value (proceeds $284,385,836)	337,791,944
Written options, at value (premiums received $7,038,227)	4,348,234
Payable for:
Due to broker — OTC derivatives collateral	20,284,124
Advisory fees	8,688,520
Investment securities purchased	7,999,934
Capital Stock repurchased	5,508,215
Accrued expenses and other liabilities	98,160,505
Total liabilities	482,781,476
NET ASSETS	$10,626,643,856
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 267,779,152 outstanding shares	$6,850,014,719
Distributable earnings	3,776,629,137
NET ASSETS	$10,626,643,856
Institutional Class
Net Assets	$8,854,668,577
Shares outstanding, no par value; unlimited authorized shares	223,124,084
Offering and redemption price per share	$39.68
Supra Institutional Class:
Net Assets	$1,771,975,279
Shares outstanding, no par value; unlimited authorized shares	44,655,068
Offering and redemption price per share	$39.68

See accompanying Notes to Financial Statements.

26

FPA CRESCENT FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,207,107)	$67,934,467
Interest	8,252,618
Total investment income	76,187,085
EXPENSES
Advisory fees	48,931,026
Short sale dividend expense	1,760,588
Transfer agent fees and expenses	1,892,859
Reports to shareholders	255,940
Custodian fees	252,225
Administrative services fees — Institutional Class	3,350,389
Other professional fees	231,998
Administrative services fees — Supra Institutional Class	115,760
Trustee fees and expenses	191,374
Legal fees	133,328
Filing fees	82,157
Audit and tax services fees	24,049
Redemption liquidity service	521,788
Other	56,412
Total expenses	57,799,893
Reimbursement from Adviser	(1,032,335)
Net expenses	56,767,558
Net investment income	19,043,076
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	456,049,079
In-kind redemptions	263,101,467
Swap contracts	(3,273,435)
Investments in foreign currency transactions	(74,715)
Net change in unrealized appreciation (depreciation) of:
Investments	596,440,668
Investments in affiliates	(13,314,409)
Investment securities sold short	(20,184,922)
Written options	2,005,076
Purchased options	7,277,714
Swap contracts	1,591,624
Translation of foreign currency denominated amounts	(306,128)
Net realized and unrealized gain	1,289,312,019
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,308,355,095

See accompanying Notes to Financial Statements.

27

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$19,043,076	$59,992,476
Net realized gain	715,802,396	816,651,617
Net change in unrealized appreciation (depreciation)	573,509,623	(296,372,002)
Net increase in net assets resulting from operations	1,308,355,095	580,272,091
Distributions to shareholders — Institutional Class	(235,847,396)	(510,592,905)
Distributions to shareholders — Supra Institutional Class	(47,701,409)	(12,461,447	)(a)
Total distributions to shareholders	(283,548,805)	(523,054,352)
Capital Stock transactions:(b)
Proceeds from Capital Stock sold	1,315,160,238	2,408,393,979
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	239,510,133	458,862,950
Cost of Capital Stock repurchased(c)	(2,035,468,361)	(6,850,927,376)
Net decrease from Capital Stock transactions	(480,797,990)	(3,983,670,447)
Total change in net assets	544,008,300	(3,926,452,708)
NET ASSETS
Beginning of period	10,082,635,556	14,009,088,264
End of period	$10,626,643,856	$10,082,635,556

(a)  Period from September 4, 2020, date operations commenced, through December 31, 2020.

(b)  See Note 9, Capital Stock, in the Notes to Financial Statements.

(c)  Net of redemption fees of $205,419 and $444,210 for the period ended June 30, 2021 and year ended December 31, 2020, respectively, see Note 7.

See accompanying Notes to Financial Statements.

28

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2021		Year Ended December 31,
	(Unaudited)		2020	2019	2018	2017	2016
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$35.97		$33.83	$29.53	$34.69	$32.61	$31.06
Income from investment operations:
Net investment income*	0.07		0.18	0.62	0.24	0.23	0.24
Net realized and unrealized gain (loss) on investment securities	4.72		3.69	5.25	(2.78)	3.14	2.93
Total from investment operations	4.79		3.87	5.87	(2.54)	3.37	3.17
Less distributions:
Dividends from net investment income	(0.22)		(0.11)	(0.80)	(0.21)	(0.34)	(0.29)
Distributions from net realized capital gains	(0.86)		(1.62)	(0.77)	(2.41)	(0.95)	(1.34)
Total distributions	(1.08)		(1.73)	(1.57)	(2.62)	(1.29)	(1.63)
Redemption fees	—	**	— **	— **	— **	— **	0.01
Net asset value at end of period	$39.68		$35.97	$33.83	$29.53	$34.69	$32.61
Total investment return	13.34%		12.11%	20.02%	(7.43)%	10.39%	10.25%
Ratios/supplemental data:
Net assets, end of period (in 000's)	$8,854,669		$8,903,455	$14,009,883	$13,707,240	$17,484,747	$16,555,035
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.11	%†‡	1.15%‡	1.23%‡	1.18%‡	1.10%‡	1.09%‡
After reimbursement from Adviser	1.09	%†‡	1.13%‡	1.23%‡	1.18%‡	1.10%‡	1.09%‡
Net investment income:
Before reimbursement from Adviser	0.33	%†	0.54%	1.90%	0.70%	0.66%	0.77%
After reimbursement from Adviser	0.35	%†	0.56%	1.90%	0.70%	0.66%	0.77%
Portfolio turnover rate	23	%†	29%	23%	64%	18%	35%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized

‡  For the periods ended June 30, 2021, December 31, 2020, December 31, 2019, December 31, 2018, December 31, 2017 and December 31, 2016, the expense ratio includes short sale dividend expense equal to 0.03%, 0.07%, 0.16%, 0.11%, 0.03% and 0.02% of average net assets, respectively.

See accompanying Notes to Financial Statements.
29

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2021 (Unaudited)		Period from September 4, through December 31, 2020
Supra Institutional Class
Per share operating performance:
Net asset value at beginning of period	$35.98		$31.96
Income from investment operations:
Net investment income*	0.09		0.01
Net realized and unrealized gain on investment securities	4.70		4.81
Total from investment operations	4.79		4.82
Less distributions:
Dividends from net investment income	(0.23)		—
Distributions from net realized capital gains	(0.86)		(0.80)
Total distributions	(1.09)		(0.80)
Redemption fees	—	**	—	**
Net asset value at end of period	$39.68		$35.98
Total investment return	13.34%		15.08%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$1,771,975		$1,179,180
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.05	%†‡	1.14	%†‡
After reimbursement from Adviser	1.03	%†‡	1.11	%†‡
Net investment income:
Before reimbursement from Adviser	0.45	%†	0.07	%†
After reimbursement from Adviser	0.47	%†	0.10	%†
Portfolio turnover rate	23	%†	29%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized.

‡  For the periods ended June 30, 2021 and December 31, 2020, the expense ratio includes short sale dividend expense equal to 0.03% and 0.13% of average net assets, respectively.

See accompanying Notes to Financial Statements.
30

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2021
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transaction to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria

31

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

are met. The guidance is effective from March 12, 2020 through December 31, 2022. As of June 30, 2021, the guidance did not have a material impact on the Financial Statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the

32

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Special Purpose Acquisition Companies Risk — A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies ("SPACs") or similar special purpose entities that pool funds to seek potential acquisition opportunities. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other purposes; (ii) prior to any acquisition or merger, a SPAC's assets are typically invested in government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund's other investments; (iii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, a Fund's investments in SPACs will not significantly contribute to a Fund's distributions to shareholders; (iv) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (v) if an acquisition or merger target is identified, a Fund may elect not to participate in the proposed transaction or a Fund may be required to divest its interests in the SPAC due to regulatory or other considerations, in which case the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (vii) under any circumstances in which a Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC's assets, less any applicable taxes), the returns on that investment may be negligible, and a Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (viii) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (ix) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (x) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xii) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what a Fund believes is the SPAC interest's intrinsic value; and (xiii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

33

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $987,390,940 for the period ended June 30, 2021. The proceeds and cost of securities sold resulting in net realized gains of $719,150,546 aggregated $1,996,534,321 and $1,277,383,775, respectively, for the period ended June 30, 2021.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2021 was $6,578,755,157 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2021, for federal income tax purposes was $3,417,536,538 and $201,390,387, respectively resulting in net unrealized appreciation of $3,216,146,151. As of and during the period ended June 30, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser").

Effective September 4, 2020, the Board approved the addition of the Supra Institutional Class shares and the reduction in the annual advisory fee rate paid by the Fund to 0.93%. The current management fee rate paid by Institutional Class shares is 1.00% and Supra Institutional Class shares is 0.94%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.07% for Institutional Class and 0.01% for Supra Institutional Class. In addition, the Adviser has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expense, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business, through April 30, 2022. The Adviser has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Fund through April 30, 2022. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Advisory Agreement. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limit is expressed as a percentage of average daily net assets attributable to the Fund on an annualized basis during the reporting period. The expenses borne by the Adviser are subject to reimbursement by the Fund through the fiscal year end, provided no reimbursement will be made it would result in the Fund exceeding the total operating expense limits. Any amounts outstanding at the end of the period are shown as an expense reimbursement from Adviser or expense reimbursement to Adviser on the Statement of Assets and Liabilities.

34

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

For the period ended June 30, 2021, the Fund paid aggregate fees and expenses of $191,374 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current fair value of the securities sold short or the fair value of the securities at the time they were sold short, whichever is greater. The Fund considers cash deposits held in connection with securities sold short to be restricted cash. The restriction will lapse when the related short positions are terminated. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2021, the Fund collected $205,419 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the

35

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the Management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2021: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,320,583,873	—	—	$1,320,583,873
Semiconductor Devices	716,518,012	—	—	716,518,012
Cable & Satellite	661,612,867	—	—	661,612,867
Cement & Aggregates	398,143,201	—	—	398,143,201
Diversified Banks	307,653,700	—	—	307,653,700
Industrial Distribution & Rental	304,383,243	—	—	304,383,243
Investment Companies	294,375,952	—	—	294,375,952
Electrical Components	287,267,166	—	—	287,267,166
Application Software	254,273,793	—	$29,320,050	283,593,843
P&C Insurance	283,133,225	—	—	283,133,225
Banks	275,327,494	—	—	275,327,494
Base Metals	244,887,437	—	—	244,887,437

36

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Insurance Brokers	$226,236,552	—	—	$226,236,552
Institutional Brokerage	200,355,638	—	—	200,355,638
E-Commerce Discretionary	152,648,566	—	—	152,648,566
Railroad Rolling Stock	146,013,203	—	—	146,013,203
Chemicals	129,686,819	—	—	129,686,819
Apparel, Footwear & Accessory Design	126,048,259	—	—	126,048,259
Food Services	121,886,078	—	—	121,886,078
Computer Hardware & Storage	118,875,313	—	—	118,875,313
Telecom Carriers	112,331,341	—	—	112,331,341
Aircraft & Parts	103,920,617	—	—	103,920,617
Infrastructure Software	103,803,472	—	—	103,803,472
Commercial & Residential Building Equipment & Systems	101,264,661	—	—	101,264,661
Hotels, Restaurants & Leisure	98,971,403	—	—	98,971,403
Midstream — Oil & Gas	95,942,612	—	—	95,942,612
Wealth Management	95,083,826	—	—	95,083,826
Specialty Chemicals	89,967,344	—	—	89,967,344
Household Products	84,971,043	—	—	84,971,043
Internet Based Services	82,027,118	—	—	82,027,118
Real Estate Owners & Developers	68,736,666	—	—	68,736,666
Medical Equipment	63,965,340	—	—	63,965,340
Entertainment Content	38,522,883	—	—	38,522,883
Integrated Utilities	36,587,704	—	—	36,587,704
Marine Shipping	—	—	$30,985,861	30,985,861
Oil & Gas Services & Equipment	22,532,982	—	—	22,532,982
Closed End Fund	—	$68,488,992	—	68,488,992
Limited Partnerships	—	—	138,013,185	138,013,185
Preferred Stock
Engineering Services	—	—	13,554,380	13,554,380
Energy	—	—	600,273	600,273
Warrants
Energy	1,689,654	—	—	1,689,654
Special Purpose Acquisition Companies
Diversified Banks	288,418,269	—	7,404,052	295,822,321
Corporate Bonds & Notes	—	74,830,245	—	74,830,245
Corporate Bank Debt	—	32,880,810	23,296,034	56,176,844

37

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
U.S. Treasuries	—	$1,316,880,100	—	$1,316,880,100
Short-Term Investments	—	932,003,827	—	932,003,827
	$8,058,647,326	$2,425,083,974	$243,173,835	$10,726,905,135
Purchased Options (interest rate risk)	—	—	$31,123,799	$31,123,799
Written Options (interest rate risk)	—	—	(4,348,234)	(4,348,234)
	—	—	$26,775,565	$26,775,565
Common Stock Sold Short	$(301,045,203)	$(15,262,411)	—	$(316,307,614)
Corporate Bonds & Notes Sold Short	—	(21,484,330)	—	(21,484,330)
	$(301,045,203)	$(36,746,741)	—	$(337,791,944)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2021:

Investments	Beginning Value at December 31, 2020	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2021	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2021
Common Stocks	$50,973,743	$9,332,168	—	—	—	$60,305,911	$9,332,167
Closed End Fund	67,513,975	975,017	—	—	$(68,488,992)	—	975,017
Limited Partnerships	139,460,218	3,535,300	$8,619,464	$(13,601,797)	—	138,013,185	3,535,300
Preferred Stock	7,906,722	4,973,931	1,274,000	—	—	14,154,653	(673,727)
Special Purpose Acquisition Companies	—	(203,483)	7,607,535	—	—	7,404,052	(203,483)
Asset-Backed Securities — Marine Shipping	4,410,116	713,745	—	(5,123,861)	—	—	1,654,400
Corporate Bank Debt	22,136,102	1,909,130	6,755,404	—	(7,504,602)	23,296,034	3,856,994
Purchased Options (interest rate risk)	23,846,085	7,277,714	—	—	—	31,123,799	7,277,714
Written Options (interest rate risk)	(6,353,310)	2,005,076	—	—	—	(4,348,234)	2,005,077
Credit Default Swaps (credit risk)	(59,388)	(1,024,582)	59,693,808	(58,609,838)	—	—	1,565,737
	$309,834,263	$29,494,016	$83,950,211	$(77,335,496)	$(75,993,594)	$269,949,400	$29,325,196

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

38

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were transfers of $68,488,992 out of Level 3 into Level 2, $26,000,538 out of Level 2 into Level 3 and $13,554,380 out of Level 1 into Level 3. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced. Transfers into Level 3 were due to change in valuation technique from vendor priced to third party broker quoted.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2021:

Financial Assets	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Special Purpose Acquisition Companies	$7,404,052	Restricted Security (a)	Cost	$0.77	$0.77
Corporate Bank Debt	$23,296,034	Pricing Model (b)	Quotes/Prices	$65.00	$65.00
Preferred Stock	$14,154,653	Pricing Model (b)	Quotes/Prices	$462.5-$600.00	$594.17
Purchased Options (interest rate risk)	$31,123,799	Third-Party Broker Quote (c)	Quotes/Prices	$0.00-$0.06	$0.03
Written Options (interest rate risk)	$(4,348,234)	Third-Party Broker Quote (c)	Quotes/Prices	$0.02	$0.02
Common Stocks-Long	$30,985,861	NAV adjusted to Fair Value (d)	N/A	$27.03	$27.03
	29,320,050	Restricted Security (e)	Quotes/Prices	$885.00	$885.00
Limited Partnerships	$32,012,429	NAV as Practical Expedient (f)	N/A	$33.41	$56.85
			Market Discount	15%
	83,157,726	NAV as Practical Expedient (f)	N/A	$63.90-$82.34
	14,442,711	Discounted NAV (g)	Discount	$41.26	$51.83
			Market Discount	31%
	8,400,319	Discounted NAV (g)	Discount	$70.00
			Market Discount	26%

(a)  The fair value of the investment is based on the initial purchase price. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

(b)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(e)  The fair value of the investment is based on capital funding terms. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

(f)  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(g)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

39

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund's exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward

40

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts."

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Purchased options, at value	$31,123,799	Written options, at value	$(4,348,234)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Swap contracts	$(3,273,435)	$1,591,624
Interest rate	Written options,
contracts	Purchased options	—	9,282,790
Total		$(3,273,435)	$10,874,414

41

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table represents the average monthly volume of the Fund's derivative transactions during the period ended June 30, 2021:

Purchased Options
Average notional amount
Calls	$76,432,061,813
Written Options
Average notional amount
Puts	$260,061,813
Swaps
Average notional amount	$49,744,840

NOTE 9 — Capital Stock

	Period Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares		Amount
Capital Stock sold
Institutional Class	12,738,169	$502,938,151	32,818,768		$1,033,674,881
Supra Institutional Class	20,766,502	812,222,086	39,911,145	(a)	1,374,719,098	(a)
Issued to shareholders upon reinvestment of dividends and distributions
Institutional Class	5,128,742	203,823,670	14,134,128		450,582,121
Supra Institutional Class	897,991	35,686,463	233,585	(a)	8,280,829	(a)
Capital Stock repurchased
Institutional Class	(42,242,015)	(1,650,353,388)	(213,605,986)		(6,622,737,320)
Supra Institutional Class	(9,782,492)	(385,114,972)	(7,371,663	)(a)	(228,190,056	)(a)
Change in Capital Stock outstanding	(12,493,103)	$(480,797,990)	(133,880,023)		$(3,983,670,447)

(a)  Period from September 4, 2020, date operations commenced, through December 31, 2020.

NOTE 10 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the

42

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for the offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2021:

Counterparty	Product	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Cash Collateral (Received) Pledged		Financial Instruments (Received) Pledged	Assets (Liabilities) Available for Offset	Net Amount of Asset and (Liabilities)*
State Street Bank and Trust Company:
	Repurchase Agreement	$18,333,000	$(18,333,000	)**	—	—	—
Barclays Bank PLC:
	Purchased Options	$5,253,600	$(30,000)		—	—	$5,223,600
Goldman Sachs International:
	Purchased Options	$7,731,780	$(7,125,124	)***	—	—	$606,656
Morgan Stanley:
	Purchased Options	$18,138,419	$(13,129,000)		—	$(4,348,234)	$661,185
	Written Options	$(4,348,234)	—		—	$4,348,234	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $18,699,701 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

***  Collateral with a value of $7,125,124 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 11 — Commitments

As of June 30, 2021 the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$10,038,100

43

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 12 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2021, appear below:

Investments	Shares Held as of December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales of Affiliated Investments	Change in Unrealized Appreciation/ Depreciation	Transfers In (Out)	Ending Value as of June 30, 2021	Shares as of June 30, 2021	Dividend Income from Affiliated Investments
Common Stocks — 0.36%
Oil & Gas Services & Equipment — 0.06%
McDermott International Ltd.(a)	39,633,209	$32,102,899		$(12,757,114)		$(12,427,485)	—	$6,918,300	14,118,980	—
Marine Shipping — 0.30%
Sound Holding FP (Luxembourg)(a)(b)(c)(d)	1,146,250	31,923,993	—	—	—	(938,132)	—	30,985,861	1,146,250	—
Limted Partnerships — 1.00%
FPS LLC(b)(c)(d)	1,076,253	65,661,790	$8,619,465	—	—	3	—	74,281,258	1,162,447	—
FPS Shelby Holding I LLC(b)(c)(d)	107,799	9,464,470		(588,000)		(1)	—	8,876,469	107,799	—
U.S. Farming Realty Trust, L.P.(b)(c)(d)	350,000	17,906,499	—	(3,658,808)		195,020	—	14,442,711	350,000	—
U.S. Farming Realty Trust II, L.P.(b)(c)(d)	120,000	8,544,132				(143,814)		8,400,318	120,000
		101,576,891	8,619,465	(4,246,808)	—	51,208	—	106,000,756		—
Total Affiliate Investments — 1.56%		$165,603,783	$8,619,465	$(17,003,922)	—	$(13,314,409)	—	$143,904,917		—

(a)  Non-income producing security.

(b)  Restricted securities. These securities are considered liquid by the Adviser. Most of these securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(c)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures.

(d)  Investments categorized as a significant unobservable input (Level 3) (See Note 8 of the Notes to Financial Statements).

44

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2021 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Institutional Class
Beginning Account Value December 31, 2020	$1,000.00	$1,000.00
Ending Account Value June 30, 2021	$1,133.40	$1,019.39
Expenses Paid During Period(a)	$5.77	$5.46
Supra Institutional Class
Beginning Account Value December 31, 2020	$1,000.00	$1,000.00
Ending Account Value June 30, 2021	$1,133.40	$1,019.69
Expenses Paid During Period(b)	$5.45	$5.16

(a)  Expenses are equal to the class's annualized expense ratio of 1.09%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2021 (181/365 days).

(b)  Expenses are equal to the class's annualized expense ratio of 1.03%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2021 (181/365 days).

45

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum and Wedbush, Inc.

46

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Core Equity Fund, Inc (since 2012), and Bragg Capital Trust (since 2020).	7	None
"Interested" Trustees(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	2	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

47

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Steven Romick, 1963	Vice President and Portfolio Manager	2002

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1975	Vice President and Portfolio Manager	2013	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Brian Selmo, 1977	Vice President and Portfolio Manager	2013	Partner of FPA (since 2013). Formerly, Managing Director (January 2013-December 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015).
Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

48

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Institutional Class:
TICKER SYMBOL: FPACX
CUSIP: 30254T759
Supra Institutional Class:
TICKER SYMBOL: FPCSX
CUSIP: 30254T676

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information in this report has been taken from the records of the Fun without the examination of independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2021 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2021

FPA Flexible Fixed Income Fund

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

Introduction

Dear Fellow Shareholders,

FPA Flexible Fixed Income (the "Fund") returned 0.54% in the second quarter of 2021 and 1.28% year-to-date.

As of June 30, 2021, the portfolio had a yield-to-worst1 of 1.68% and an effective duration of 0.84 years. During the second quarter, Treasury yields rose for maturities less than four years and declined for maturities greater than four years as the market digested strong inflation data and Federal Reserve commentary suggesting that monetary policy could be tightened sooner than had previously been expected. Meanwhile, credit spreads continued to decline in both investment grade and high-yield-rated debt.2 While economic growth has recently been robust, COVID-19 and its variants create uncertainty regarding the persistence of that growth and, consequently, the future path of inflation and rates. On the whole, due to an unattractive yield environment offering insufficient compensation for credit and/or duration risk, the investment opportunity set is limited. As such, while we continue to search for credit investments (rated BBB or lower) that offer attractive risk-adjusted returns, absent those investments, we will deploy capital into high-quality investments or retain cash for use in the future when better opportunities appear. The Fund's credit exposure (investments rated BBB or lower) was essentially unchanged at 23.7% as of June 30, 2021 versus 23.5% as of March 31, 2021. Cash and equivalents increased slightly from 10.0% of the portfolio as of March 31 to 10.5% on June 30.

Portfolio Attribution3

The largest contributors to performance during the quarter were the Fund's corporate holdings. With risk assets continuing to appreciate in value during the quarter, high-yield bonds and, to a lesser extent, leveraged loans benefited from lower yields and spreads via higher prices. In addition, the corporate returns were aided by an increase in value of the common stock holdings which are a small part of the portfolio. The second-largest contributors to performance were collateralized loan obligations (CLOs), predominantly due to coupon payments. The third-largest contributors to performance were asset-backed securities (ABS) backed by loans to late stage, mostly software, companies with the return owing to coupon payments.

At the sector level, there were no meaningful detractors from performance though there were individual investments in some sectors that detracted from performance.

1 Yield to Worst ("YTW") is presented gross of fees and reflects the lowest possible yield on a callable bond without the issuer defaulting. It does not represent the yield an investor should expect to receive. As of June 30, 2021, the Fund's subsidized/unsubsidized 30-day SEC standardized yield ("SEC Yield") was 1.86%/1.69% respectively. The SEC Yield calculation is an annualized measure of the Fund's dividend and interest payments for the last 30 days, less the Fund expenses. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without waivers and/or reimbursements, yields would be reduced. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursements in effect. The SEC Yield calculation shows investors what they would earn in yield over the course of a 12-month period if the fund continued earning the same rate for the rest of the year.

2 Investments rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated investments. Non-investment grade, including high yield, investments involve higher risks than investment grade investments. Investments with credit ratings of CCC or below have a higher default risk.

3 This information is not a recommendation for a specific security or sector and these securities/sectors may not be in the Fund at the time you receive this report. The information provided does not reflect all positions or sectors purchased, sold or recommended by FPA during the quarter. The portfolio holdings as of the most recent quarter end may be obtained at www.fpa.com.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Portfolio Activity

The table below shows the portfolio's sector level exposures as of March 31, 2021 compared to June 30, 2021:

Sector	% Portfolio 3/31/2021	% Portfolio 6/30/2021
ABS	62.8	63.6
Mortgage Backed (CMO)[4]	8.1	7.4
Stripped Mortgage-backed	0.5	0.3
Corporate	7.3	7.4
CMBS[4]	11.2	10.7
Mortgage Pass-through	0.1	0.1
U.S. Treasury	0.0	0.0
Cash and equivalents	10.0	10.5
Total	100.0	100.0
Yield-to-worst[5]	1.83%	1.68%
Effective Duration (years)	0.90	0.84
Average Life (years)	1.48	1.48

As discussed further below, our view is that fixed income markets — including the market for high-yield rated debt — is expensive. Though the Fund has significant capacity to own credit, we will only own credit to the extent we believe we are compensated for the credit risk. Rather than use our and our investors' capital to place bets on the continued frothiness of the market, we focus on bottom-up investing where we look for specific investments that meet our absolute return criteria. The result of that bottom-up investment process is the 23.7% credit exposure that we hold as of June 30, 2021, which means that we are using approximately a third of the Fund's total credit capacity. Stepping back, when we look at market-level data and see how expensive the market appears to be, we believe this level of credit exposure makes sense. Conversely, when the market is cheap, as it was in 2020, we seek to invest more capital into credit, just as we did last year. In the absence of attractive credit opportunities, we will own cash or other high-quality, liquid assets. Along those lines, because we believe credit is currently so expensive, just under a third of our total capital deployment this quarter was in credit with the rest in high-quality bonds. Our credit investments this quarter included bank debt, lower-rated tranches of CLOs backed by corporate loans, newly issued bonds backed by non-performing residential mortgages and high yield bonds. Our high-quality investments this quarter included CLOs backed by corporate loans, equipment ABS, subprime auto loan ABS, and CLOs backed by commercial real estate loans.

4 Collateralized mortgage obligations ("CMO") are mortgage-backed bonds that separate mortgage pools into different maturity classes. Commercial mortgage-backed securities ("CMBS") are securities backed by commercial mortgages rather than residential mortgages.

5 Please see Footnote 1 for definition of yield-to-worst and for the Fund's subsidized and unsubsidized SEC Yield as of June 30, 2021. Past performance is no guarantee, nor is it indicative, of future results.

Past performance is no guarantee, nor is it indicative, of future results.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Market Commentary

Inflation has been a hot topic in financial markets. As shown in the graph below, inflation came in at a blistering 4% on a year-over-year basis for the past couple of months, even after adjusting for more volatile food and energy prices.

CPI Urban Consumers Less Food and Energy

Source: Bureau of Labor Statistics. Chart data thru June 30, 2021. The "Consumer Price Index for All Urban Consumers: All Items Less Food & Energy" is an aggregate of prices paid by urban consumers for a typical basket of goods, excluding food and energy. This measurement, known as "Core CPI," is widely used by economists because food and energy have very volatile prices. The all urban consumer group represents about 93 percent of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the unemployed, and retired people, as well as urban wage earners and clerical workers. Not included in the CPI are the spending patterns of people living in rural nonmetropolitan areas, those in farm households, people in the Armed Forces, and those in institutions, such as prisons and mental hospitals."

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

As a result of this recent inflation, expectations for future inflation increased during the second quarter. The graph below shows the inflation implied by the market for Treasury Inflation-Protected Securities or TIPS. The peak of inflation expectations occurred in mid-May and then declined by the end of the second quarter.

Treasury Inflation-Protection Security (TIPS)

Source: Bloomberg. Chart data covers period June 9, 2020 through July 6, 2021. TIPS Breakeven Inflation is the difference between the nominal yield on a fixed-rate Treasury and the real yield on Treasury Inflation Protected Security of similar maturity.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

This change in expectations is reflected in higher yields for bonds maturing within four years and lower yields for bonds maturing thereafter, as shown below.

Source: Bloomberg. Chart data as of the dates shown.

Why might longer maturity bond yields be lower in the face of rising inflation expectations? With higher inflation expectations come expectations that the Federal Reserve will tighten monetary policy to control the pace of price increases. Each quarter the Federal Open Market Committee ("FOMC") releases its members' forecasts of where the Fed Funds rate will be over the next couple of years. The table below compares the 2022 Fed Funds rate forecasts from March 2021 and June 2021. Specifically, for each level of the Fed Funds rate listed, the table below shows the number of committee members who expect that rate to prevail by the end of 2022. As shown in the table, a few members of the committee raised their forecast for the next 18 months.

Midpoint of Target Fed Funds Rate Range at YE 2022	Number of FOMC members at December 2021 Meeting	Number of FOMC members at March 2021 Meeting	Number of FOMC members at June 2021 Meeting	Change from March 2021 to June 2021
0.125%	15	14	11	-3
0.375%	1	3	5	+2
0.625%	0	1	2	+1
1.125%	1	0	0	0

Source: U.S. Federal Open Market Committee

With the June 2021 meeting release, the market's expectation for the path of the Fed Funds rate over the next several years adjusted to this new information. The graph below compares the expectation for Fed Fund rate hikes before and after the latest FOMC meeting. The market pulled forward the timing of rate hikes, so now more hikes are expected sooner and fewer are expected later.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Source ASR Ltd., Data source: Bloomberg. Current=last FOMC meeting held on July 27, 2021 and is reflected by the solid filled bars in the chart.

The implication of a more aggressive tightening of monetary policy is that the Fed would be able to control inflation long term, leading to a decline in the market's expectations of future inflation and lower yields on long-maturity bonds.

Though the Fed seems to have convinced the markets that it will effectively manage inflation, the question still remains how and when it will do so. There are a number of possible explanations for the recent rise in inflation, including base effects, supply chain bottlenecks, pent-up demand, chip shortages, labor market friction and unemployment benefits, to name a few. However, even after adjusting for base effects by looking at inflation over two years, as shown in the historical inflation chart above, it has been decades since inflation was this high. The questions that have been weighing on investors' minds are whether this bout of inflation is "transitory" (i.e., temporary) or long term, and how the Fed will respond. The answers to these questions have important implications for how the bond market will perform. If it is temporary and inflation abates, the Fed will have more time to tighten monetary policy, which means there is more time before tapering of asset purchases or raising rates is warranted. If inflation is expected to remain high — perhaps because recent inflation resets inflation expectations higher — the Fed would be encouraged to tighten monetary policy sooner. Based on the fact that certain members of the FOMC have pulled forward their expectations of rate increases, it is clear that not all members of the FOMC agree with Chairman Jerome Powell that the recent pace of prices increases is transitory.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

The uncertainty around inflation and growth makes investing in investment-grade — or really any bond — difficult. With duration at or near all-time highs and yields at or near all-time lows, there is very little compensation for duration risk. If one had a high-conviction view on how inflation will evolve and how the Fed will respond, then there is money to be made betting on the timing and direction of changes in interest rates. Further, if one had a view on inflation that is different than what is implied by the TIPS market, then there could be money to be made by investing in TIPS. However, there is a big difference between what one believes the Fed should do and what the Fed will do. We may have our opinions, but they are just that. We are humble enough to know that we have no special insight into how inflation will evolve and how the Fed will react to changes in the economy. As such, when it comes to investing in high-quality bonds in a market that we view as historically expensive, we are focused on capital preservation. This requires conservative, downside-focused underwriting to minimize the possibility of credit losses and active management of duration to minimize short-term mark-to-market losses associated with an unexpected tightening of monetary policy.

Even in the high-yield market, we believe a similar investing approach is warranted. The high-yield market long ago lost the privilege of referring to itself in the absolute as "high" yield. It would be more accurate to refer to this market as the "higher" yield market. Despite recently reaching historically low yields, the high-yield market (BB, B and CCC-rated debt included) with a sub-4% yield still yields more than higher-rated debt, though it's worth noting that today's high yield is similar to the yield on investment grade corporate bonds about two years ago. However, those are nominal yields. While other fixed income assets offer negative real yields after adjusting for expected future inflation, the high-yield market at least offers a positive real yield — but that real yield is hardly "high." The graph below shows the nominal yield and real yield on BB-rated bonds within the high-yield index, excluding energy. We focus on this segment of the high-yield market to adjust for changes in the market's composition over time, such as the recent increase in the BB-rated debt in the Bloomberg Barclays High Yield Index or changing exposures to energy.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Bloomberg Barclays High Yield BB Excl. Energy
Real Yield-to-Worst

Source: Bloomberg. Chart data is as of July 30, 2021. YTW is Yield-to-Worst. TIPS is Treasury Inflation-Protected Securities. TIPS Breakeven Inflation is the difference between the nominal yield on a fixed-rate investment and the real yield (fixed spread) on an inflation-linked investment of similar maturity and credit quality. Implied Real Yield is an interest rate that has been adjusted to remove the effects of inflation to reflect the real cost of funds to the borrower and the real yield to the lender or to an investor.

As of July 30, this BB-rated debt offers only 26 basis points (bps) of real yield! After paying investors for expected future inflation (i.e., compensating for the decline in purchasing power of their money), there is 26 bps of yield available to compensate for credit losses. It's staggering to consider that investors would accept so little compensation for default risk when there is a non-zero probability that the economy or a specific company will falter for some reason. At the same time, the protection available to investors via bond covenants in the event a default occurs is the worst it has been in years. The graph below shows leveraged loan covenant quality as a directional indicator of bond covenant quality.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Covenant Review's Composite Documentation Score
3-Month Rolling Average

Source: Covenant Review (July 9, 2021). Data compiled by Goldman Sachs Global Investment Research, as of April 30, 2021.

The combination of historically low real yields, economic uncertainty and eroded investor protections in high-yield debt leads us to conclude that the high-yield market is also historically expensive. As a result, the opportunity set today in credit is limited. However, that doesn't deter us from continuing our search for attractive investments. We will of course maintain our investment discipline and patience while we search, waiting for the right opportunities and avoiding the compulsion to chase the wrong ones. In the meantime, we are happy to preserve capital in high-quality assets while we wait.

Thank you for your continued trust and support.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Abhijeet Patwardhan
Portfolio Manager

August 2021

Team Update

On July 29, 2021, we issued a press release announcing that effective July 1, 2022, I will be stepping back from being the co-portfolio manager of the FPA New Income, Inc. ("Fund"), FPA Flexible Income Fund and Source Capital, Inc. and also stepping aside as a partner of First Pacific Advisors, L.P. ("FPA"). Abhi Patwardhan will continue to serve as portfolio manager for both mutual funds and remain a co-portfolio manager of Source Capital.

This transition has been carefully planned and it will unfold much like it did when I took over as sole portfolio manager for the fixed income investment strategy 11 years ago. I was made a co-portfolio manager of the Fund in 2004 alongside then-current portfolio manager Robert ("Bob") Rodriguez. In March 2009, Bob announced that he was taking a sabbatical in calendar year 2010 and that I would become the sole portfolio manager of the Fund and responsible for the fixed income investment strategy at FPA. When Bob returned from sabbatical in 2011, he did so as an advisor, not as a named portfolio manager on the Fund or as an analyst for the strategy. In this case, we are laying out a similar transition for the funds a year in advance. After June 2022, I will be a senior advisor to the fixed income strategy and mentor to Abhi and the team.

Abhi was hired in 2010 as a seasoned credit analyst and named co-portfolio manager of the Fund in 2015. He became a partner of the firm in 2016. We have spent these past six years building out the fixed income investment team and developing it into an effective and efficient group.

The firm's management committee, Abhi and I have been in discussions regarding this transition for some time. The investment team members have demonstrated repeatedly that they are truly absolute return value-oriented investors in the mold of Robert Rodriguez and me. They will carry on the same investment philosophy that was instituted starting in July of 1984, when FPA purchased the Fund from Transamerica Corporation and began offering fixed income investment management.

Going forward, we will continue the transition of leadership of the fixed income team that started back in 2015. As has been the tradition at FPA, these transitions are systematic and well communicated to our clients. I have stated on many occasions that a leader needs to know the time to step aside and let the next generation take control. Staying beyond that time is detrimental to an organization and our investors. That time has arrived, and it is best for our clients and the firm that I move toward the advisory role.

As always, the fixed income team wishes to thank all our clients for the trust they have placed in us with their assets.

FPA FLEXIBLE FIXED INCOME FUND
LETTER TO SHAREHOLDERS

(Continued)

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

August 2021

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of the publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data have been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data. You should not construe the contents of this document as legal, tax, accounting, investment or other advice or recommendations.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio managers, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

The statements made herein may be forward-looking and/or based on current expectations, projections, and/or information currently available. Actual results may differ from those anticipated. The portfolio managers and/or FPA cannot assure future results and disclaims any obligation to update or alter any statistical data and/or references thereto, as well as any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; this may be enhanced when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

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The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds.

Interest rate risk is the risk that when interest rates go up, the value of fixed income instruments, such as bonds, typically go down and investors may lose principal value. Credit risk is the risk of loss of principal due to the issuer's failure to repay a loan. Generally, the lower the quality rating of a fixed income instrument, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults the fixed income instrument may lose some or all of its value.

Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; such derivatives may increase volatility. Convertible securities are generally not investment grade and are subject to greater credit risk than higher-rated investments. High yield securities can be volatile and subject to much higher instances of default.

Collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs"), collateralized bond obligations ("CBOs"), and other similarly structured securities, carry additional risks in addition to interest rate risk and default risk. This includes, but is not limited to: (i) distributions from the underlying collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

The ratings agencies that provide ratings are Standard and Poor's, Moody's, and Fitch. Credit ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings of BB and below are lower-rated securities (junk bonds). High-yielding, non-investment grade bonds (junk bonds) involve higher risks than investment grade bonds. Bonds with credit ratings of CCC or below have high default risk.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

The Fund is not authorized for distribution unless preceded or accompanied by a current prospectus. The prospectus can be accessed at: https://fpa.com/request-funds-literature.

Index / Category Definitions

Comparison to any index is for illustrative purposes only and should not be relied upon as a fully accurate measure of comparison. The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices will hold positions that are not within the Fund's investment strategy. Indices are unmanaged, do not reflect any commissions, fees or expenses which would be incurred by an investor purchasing the underlying securities. The Fund does not include outperformance of any index or benchmark in its investment objectives. Investors cannot invest directly in an index.

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Bloomberg Barclays US Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining in maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays US Aggregate 1-3 Year Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a remaining maturity of 1 to 3 years. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Bloomberg Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Bloomberg Barclays U.S. High Yield Index ex. Energy measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds excluding Energy sector.

Bloomberg Barclays U.S. Universal Bond Index represents the union of the following Bloomberg Barclay's indices: U.S. Aggregate Index, the U.S. Corporate High-Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

The Consumer Price Index (CPI) is an unmanaged index representing the rate of the inflation of U.S. consumer prices as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any given time. This index reflects non-seasonally adjusted returns.

The CPI + 200 bps is created by adding 2% to the annual percentage change in the CPI. This index reflects non-seasonally adjusted returns.

Other Definitions

Basis Point (bps) is equal to one hundredth of one percent, or 0.01%. 100 basis points = 1%.

Corporate holdings include bank debt, corporate bonds and common stock.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality

A discount margin to maturity is the average expected return of a floating-rate security (typically a bond) that's earned in addition to the index underlying, or reference rate of, the security. The size of the discount margin depends on the price of the floating- or variable-rate security.

Effective Duration (years) is the duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

GDP is Gross Domestic Product and it measures the monetary value of all finished goods and services (i.e., bought by the final user) made within a country during a specific period.

Margin of Safety is a principle of investing in which an investor purchases securities when they believe the market price is significantly below its estimated intrinsic value. In other words, when the market price of a security is, in an investor's view, significantly below their estimation of the intrinsic value, the difference is the

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margin of safety. Using the margin of safety principle may help to reduce downside risk. Note, determining a company's "true" worth or intrinsic value is highly subjective. There is no guarantee that the methods used to evaluate intrinsic value will be accurate or precise or that an investment made using this principle will be successful.

Nominal yield is s the coupon rate on a bond.

Real yield is the nominal yield of a bond minus the rate of inflation

Reflation is a fiscal or monetary policy designed to expand output, stimulate spending, and curb the effects of deflation, which usually occurs after a period of economic uncertainty or a recession.

Repo (Repurchase Agreement) is a form of short-term borrowing for dealers in government securities.

Spread to worst (bps) measures the dispersion of returns between the best and worst performing security in a given market, usually bond markets, or between returns from different markets.

Weighted Average Life (years) is the average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield to Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond's current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond's current yield.

©2021 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

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The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO SUMMARY

June 30, 2021 (Unaudited)

Common Stocks		0.5%
Energy	0.3%
Retailing	0.2%
Rights		0.0%
Bonds & Debentures		98.0%
Asset-Backed Securities	63.6%
U.S. Treasuries	9.1%
Commercial Mortgage-Backed Securities	11.0%
Residential Mortgage-Backed Securities	7.5%
Corporate Bank Debt	4.4%
Corporate Bonds & Notes	2.4%
Short-term Investments		2.4%
Other Assets And Liabilities, Net		(0.9)%
Net Assets		100.0%

FPA FLEXIBLE FIXED INCOME FUND

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June 30, 2021
(Unaudited)

COMMON STOCKS	Shares or Principal Amount	Fair Value
ENERGY — 0.3%
PHI Group, Inc.(a)(b)	23,814	$380,786
PHI Group, Inc., Restricted(a)(b)	51,478	823,133
		$1,203,919
RETAILING — 0.2%
Copper Earn Out Trust(a)(b)(c)(d)	7,803	$87,784
Copper Property CTL Pass Through Trust(a)(b)(c)(d)	58,520	1,067,990
		$1,155,774
TOTAL COMMON STOCKS — 0.5% (Cost $1,555,635)		$2,359,693
RIGHTS — 0.0%
MIDSTREAM — OIL & GAS — 0.0%
Windstream Rights Offering(a)(b)(c)(d) (Cost $372,781)	11,258	$151,983
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 11.0%
AGENCY — 0.2%
Federal Home Loan Mortgage Corp. K042 A1 — 2.267% 6/25/2024	$169,807	$174,076
Federal Home Loan Mortgage Corp. K024 A2 — 2.573% 9/25/2022	93,000	94,967
Government National Mortgage Association 2014-169 A — 2.600% 11/16/2042	179,981	180,073
Government National Mortgage Association 2019-39 A — 3.100% 5/16/2059	459,703	465,298
		$914,414
AGENCY STRIPPED — 0.4%
Government National Mortgage Association 2015-19 IO, VRN — 0.345% 1/16/2057(e)	$1,665,632	$40,977
Government National Mortgage Association 2015-7 IO, VRN — 0.536% 1/16/2057(e)	2,130,671	65,088
Government National Mortgage Association 2020-42 IO, VRN — 1.012% 3/16/2062(e)	4,592,904	382,915
Government National Mortgage Association 2020-75, VRN — 1.027% 2/16/2062(e)	7,018,043	593,759
Government National Mortgage Association 2020-71, VRN — 1.150% 1/16/2062(e)	4,179,641	364,383
Government National Mortgage Association 2020-43, VRN — 1.269% 11/16/2061(e)	3,063,315	275,804
		$1,722,926

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June 30, 2021
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BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NON-AGENCY — 10.4%
A10 Bridge Asset Financing LLC 2020-C A — 2.021% 8/15/2040(f)	$633,738	$637,057
ACRE Commercial Mortgage Ltd. 2021-FL4 A, 1M USD LIBOR + 0.830%, FRN — 0.913% 12/18/2037(e)(f)	723,000	720,085
ACRES Commercial Realty Ltd. 2021-FL1 A, 1M USD LIBOR + 1.200%, FRN — 1.273% 6/15/2036(e)(f)	2,005,000	2,006,240
Arbor Realty CLO Ltd. 2021-FL2 A, 1M USD LIBOR + 1.100%, FRN — 1.200% 5/15/2036(e)(f)	364,000	364,229
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL1 A, 1M USD LIBOR + 0.970%, FRN — 1.043% 12/15/2035(e)(f)	2,210,000	2,210,008
AREIT Trust 2019-CRE3 A, 1M USD LIBOR + 1.020%, FRN — 1.145% 9/14/2036(e)(f)	334,000	333,859
BDS Ltd. 2019-FL4 A, 1M USD LIBOR + 1.100%, FRN — 1.182% 8/15/2036(e)(f)	1,336,000	1,335,599
BDS Ltd. 2019-FL4 AS, 1M USD LIBOR + 1.400%, FRN — 1.482% 8/15/2036(e)(f)	268,000	267,670
BPCRE Ltd. 2021-FL1 A, 1M USD LIBOR + 0.850%, FRN — 0.932% 2/15/2037(e)(f)	2,890,000	2,890,001
BXMT Ltd. 2021-FL4 A, 1M USD LIBOR + 1.050%, FRN — 1.123% 5/15/2038(e)(f)	2,029,000	2,028,947
Citigroup Commercial Mortgage Trust 2012-GC8 AAB — 2.608% 9/10/2045	259,199	261,640
Citigroup Commercial Mortgage Trust 2013-GC11 AAB — 2.690% 4/10/2046	37,860	38,408
Citigroup Commercial Mortgage Trust 2013-GC11 A3 — 2.815% 4/10/2046	744,604	762,658
Citigroup Commercial Mortgage Trust 2012-GC8 A4 — 3.024% 9/10/2045	290,149	294,363
Citigroup Commercial Mortgage Trust 2013-GC11 A4 — 3.093% 4/10/2046	90,000	93,130
Citigroup Commercial Mortgage Trust 2013-GC11 AS — 3.422% 4/10/2046	800,000	827,091
COMM 2013-CCRE7 Mortgage Trust 2013-CR7 A4 — 3.213% 3/10/2046	1,153,226	1,189,893
COMM Mortgage Trust 2012-CR5 A3 — 2.540% 12/10/2045	874,342	890,580
COMM Mortgage Trust 2013-LC6 A4 — 2.941% 1/10/2046	1,514,078	1,553,063
COMM Mortgage Trust 2012-CR2 A4 — 3.147% 8/15/2045	297,000	302,403
COMM Mortgage Trust 2015-CR22 A3 — 3.207% 3/10/2048	179,000	181,278
CoreVest American Finance Trust 2018-1 A — 3.804% 6/15/2051(f)	376,569	386,032

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June 30, 2021
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BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Grand Avenue CRE Ltd. 2019-FL1 AS, 1M USD LIBOR + 1.500%, FRN — 1.573% 6/15/2037(e)(f)	$730,000	$729,779
GS Mortgage Securities Corp. II 2015-GC30 AAB — 3.120% 5/10/2050	383,772	398,948
GS Mortgage Securities Corp. Trust 2012-ALOH A — 3.551% 4/10/2034(f)	988,000	1,001,834
Hawaii Hotel Trust I 2019-MAUI C, 1M USD LIBOR + 1.650%, FRN — 1.723% 5/15/2038(e)(f)	1,384,000	1,387,895
HERA Commercial Mortgage Ltd. 2021-FL1 A, 1M USD LIBOR + 1.050%, FRN — 1.133% 2/18/2038(e)(f)	2,823,000	2,823,712
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 A4 — 2.694% 4/15/2046	92,885	95,340
JP Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI A — 2.798% 10/5/2031(f)	602,000	601,996
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 A3 — 2.829% 10/15/2045	468,258	476,927
JP Morgan Chase Commercial Mortgage Securities Trust 2012-C8 AS — 3.424% 10/15/2045(f)	687,000	700,990
JP Morgan Chase Commercial Mortgage Securities Trust C 2012- HSBC A — 3.093% 7/5/2032(f)	903,798	917,569
JPMBB Commercial Mortgage Securities Trust 2015-C30 ASB — 3.559% 7/15/2048	756,437	795,259
LoanCore Issuer Ltd. 2021-CRE4 A, 1M USD LIBOR + 0.800%, FRN — 0.925% 7/15/2035(e)(f)	1,132,000	1,130,231
LoanCore Issuer Ltd. 2019-CRE3 A, 1M USD LIBOR + 1.050%, FRN — 1.123% 4/15/2034(e)(f)	995,715	995,715
LoanCore Issuer Ltd. 2021-CRE5 A, 1M USD LIBOR + 1.300%, FRN — 1.373% 7/15/2036(e)(f)	363,000	363,340
MF1 Ltd. 2020-FL4 A, 1M USD LIBOR + 1.700%, FRN — 1.825% 11/15/2035(e)(f)	585,000	589,752
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 A4 — 2.858% 11/15/2045	210,490	214,357
PFP Ltd. 2021-7 A, 1M USD LIBOR + 0.850%, FRN — 0.923% 4/14/2038(e)(f)	2,500,000	2,500,246
Ready Capital Commercial Mortgage LLC 2021 FL5 A, 1M USD LIBOR + 1.000%, FRN — 1.092% 4/25/2038(e)(f)	1,010,000	1,010,314
STWD Ltd. 2021-FL2 A, 1M USD LIBOR + 1.200%, FRN — 1.283% 4/18/2038(e)(f)	1,146,000	1,147,434
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A, 1M USD LIBOR + 1.130%, FRN — 1.212% 11/15/2037(e)(f)	1,250,924	1,250,924

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
TRTX Issuer Ltd. 2019-FL3 A, 1M USD LIBOR + 1.150%, FRN — 1.275% 10/15/2034(e)(f)	$453,000	$453,001
UBS Commercial Mortgage Trust 2012-C1 AAB — 3.002% 5/10/2045	12,501	12,529
UBS Commercial Mortgage Trust 2012-C1 A3 — 3.400% 5/10/2045	1,826,961	1,841,224
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5 — 2.850% 12/10/2045	1,697,000	1,736,812
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 — 3.091% 8/10/2049	1,293,207	1,321,369
VCC Trust 2020-MC1 A, VRN — 4.500% 6/25/2045(e)(f)	440,231	439,043
VNDO E Mortgage Trust 2012-6AVE A — 2.996% 11/15/2030(f)	109,000	111,864
VNDO E Mortgage Trust 2012-6AVE B — 3.298% 11/15/2030(f)	1,250,000	1,282,651
Wells Fargo Commercial Mortgage Trust 2012-LC5 A3 — 2.918% 10/15/2045	1,179,532	1,201,601
Wells Fargo Commercial Mortgage Trust 2014-LC18 ASB — 3.244% 12/15/2047	695,884	726,789
WFRBS Commercial Mortgage Trust 2012-C8 AFL, 1M USD LIBOR + 1.000%, FRN — 1.082% 8/15/2045(e)(f)	824,426	825,353
WFRBS Commercial Mortgage Trust 2012-C9 A3 — 2.870% 11/15/2045	1,345,775	1,374,191
WFRBS Commercial Mortgage Trust 2012-C8 A3 — 3.001% 8/15/2045	1,254,000	1,270,116
WFRBS Commercial Mortgage Trust 2013-C11 A5 — 3.071% 3/15/2045	243,409	250,192
		$51,553,531
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $54,021,831)		$54,190,871
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 7.5%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.6%
Federal Home Loan Mortgage Corp. 4336 WV — 3.000% 10/15/2025	$512,538	$519,973
Federal Home Loan Mortgage Corp. 4235 QE — 3.000% 8/15/2031	120,600	124,556
Federal Home Loan Mortgage Corp. 4162 P — 3.000% 2/15/2033	455,619	476,643
Federal National Mortgage Association 2012-47 HA — 1.500% 5/25/2027	171,503	173,342
Federal National Mortgage Association 2013-35 QB — 1.750% 2/25/2043	750,218	761,182
Federal National Mortgage Association 4220 EH — 2.500% 6/15/2028	136,655	140,737

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PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Federal National Mortgage Association 4387 VA — 3.000% 2/15/2026	$683,748	$700,773
Federal National Mortgage Association 2012-144 PD — 3.500% 4/25/2042	124,350	131,484
		$3,028,690
AGENCY POOL FIXED RATE — 0.1%
Federal National Mortgage Association AL1576 — 4.000% 3/1/2027	$175,074	$185,689
Federal National Mortgage Association FM1102 — 4.000% 3/1/2031	73,441	77,825
		$263,514
AGENCY STRIPPED — 0.0%
Federal National Mortgage Association 284 1 — 0.000% 7/25/2027(g)	$181,009	$172,220
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 6.8%
Bravo Residential Funding Trust 2019-1 A1C — 3.500% 3/25/2058(f)	$442,781	$448,868
Cascade Funding Mortgage Trust 2021-HB6 A, VRN — 0.898% 6/25/2036(c)(e)(f)	959,000	959,000
CFMT LLC 2021-HB5 A, VRN — 0.801% 2/25/2031(e)(f)	1,736,468	1,735,765
CFMT LLC 2020-HB4 A, VRN — 0.946% 12/26/2030(e)(f)	526,656	527,392
CIM Trust 2017-7 A, VRN — 3.000% 4/25/2057(e)(f)	346,172	349,354
CIM Trust 2018-R3 A1, VRN — 5.000% 12/25/2057(e)(f)	484,135	507,826
Finance of America HECM Buyout 2021-HB1 A, VRN — 0.875% 2/25/2031(e)(f)	3,910,770	3,912,645
Finance of America HECM Buyout 2021-HB1 M1, VRN — 1.588% 2/25/2031(e)(f)	804,000	801,261
Finance of America HECM Buyout 2020-HB2 A, VRN — 1.710% 7/25/2030(e)(f)	1,330,076	1,335,773
Nationstar HECM Loan Trust 2020-1A A1, VRN — 1.269% 9/25/2030(e)(f)	1,986,146	1,991,113
Nationstar HECM Loan Trust 2020-1A M1, VRN — 1.472% 9/25/2030(e)(f)	673,000	672,928
Nationstar HECM Loan Trust 2020-1A M2, VRN — 1.972% 9/25/2030(e)(f)	602,000	601,146
Nationstar HECM Loan Trust 2019-2A M1, VRN — 2.359% 11/25/2029(e)(f)	130,000	131,358
Nationstar HECM Loan Trust 2019-1A M1, VRN — 2.664% 6/25/2029(e)(f)	1,008,000	1,011,996
Pretium Mortgage Credit Partners I LLC 2021-NPL2 A1 — 1.992% 6/27/2060(c)(f)(h)	2,397,000	2,397,000
PRPM 2020-3 LLC — 2.857% 9/25/2025(f)(h)	1,442,886	1,454,665
PRPM LLC 2021-2 A1 — 2.115% 3/25/2026(e)(f)	1,337,613	1,336,865
PRPM LLC 2020-5 A1 — 3.104% 11/25/2025(f)(h)	1,513,923	1,523,961

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PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
RCO V Mortgage LLC 2020-1 A1 — 3.105% 9/25/2025(f)(h)	$1,294,109	$1,303,988
Towd Point Mortgage Trust 2017-2 A1, VRN — 2.750% 4/25/2057(e)(f)	754,405	765,503
Towd Point Mortgage Trust 2018-1 A1, VRN — 3.000% 1/25/2058(e)(f)	44,503	45,885
Towd Point Mortgage Trust 2018-2 A1, VRN — 3.250% 3/25/2058(e)(f)	847,320	879,131
Towd Point Mortgage Trust 2018-5 A1A, VRN — 3.250% 7/25/2058(e)(f)	95,939	98,991
VCAT LLC 2021 NPL2 A1 — 2.115% 3/27/2051(f)(h)	1,503,888	1,504,021
VCAT LLC 2021-NPL1 A1 — 2.289% 12/26/2050(f)(h)	429,903	431,061
VCAT LLC 2020-NPL1 A1 — 3.671% 8/25/2050(f)(h)	500,292	507,781
VOLT C LLC 2021-NPL9 A1 — 1.992% 5/25/2051(f)(h)	1,630,189	1,629,705
VOLT XCI LLC 2020-NPL7 A1 — 3.105% 11/25/2050(f)(h)	1,102,580	1,114,403
VOLT XCIV LLC 2021-NPL3 A1 — 2.240% 2/27/2051(f)(h)	1,581,268	1,580,976
VOLT XCV LLC 2021-NPL4 A1 — 2.240% 3/27/2051(f)(h)	1,817,890	1,816,583
		$33,376,944
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $36,652,281)		$36,841,368
ASSET-BACKED SECURITIES — 63.6%
AUTO — 15.9%
Ally Auto Receivables Trust 2019-1 A4 — 3.020% 4/15/2024	$252,000	$259,550
American Credit Acceptance Receivables Trust 2021-1 B — 0.610% 3/13/2025(f)	303,000	302,926
American Credit Acceptance Receivables Trust 2021-2 B — 0.680% 5/13/2025(f)	400,000	399,738
American Credit Acceptance Receivables Trust 2021-1 C — 0.830% 3/15/2027(f)	4,750,000	4,754,318
American Credit Acceptance Receivables Trust 2020-4 B — 0.850% 12/13/2024(f)	760,000	761,646
American Credit Acceptance Receivables Trust 2021-2 C — 0.970% 7/13/2027(f)	1,704,000	1,702,417
American Credit Acceptance Receivables Trust 2020-4 C — 1.310% 12/14/2026(f)	2,246,000	2,265,539
American Credit Acceptance Receivables Trust 2020-3 C — 1.850% 6/15/2026(f)	1,033,000	1,050,380
American Credit Acceptance Receivables Trust 2020-2 B — 2.480% 9/13/2024(f)	340,000	344,395
CarMax Auto Owner Trust 2019-3 A3 — 2.180% 8/15/2024	899,837	913,216
CarMax Auto Owner Trust 2017-3 C — 2.720% 5/15/2023	240,000	240,766
CarMax Auto Owner Trust 2019-1 A4 — 3.260% 8/15/2024	200,000	207,660
CarMax Auto Owner Trust 2018-3 A4 — 3.270% 3/15/2024	600,000	617,445

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CarMax Auto Owner Trust 2019-1 B — 3.450% 11/15/2024	$107,000	$111,776
CarMax Auto Owner Trust 2018-4 B — 3.670% 5/15/2024	95,000	99,048
Drive Auto Receivables Trust 2021-1 B — 0.650% 7/15/2025	737,000	738,431
Drive Auto Receivables Trust 2021-1 C — 1.020% 6/15/2027	2,000,000	2,007,329
DT Auto Owner Trust 2021-1A B — 0.620% 9/15/2025(f)	190,000	189,990
DT Auto Owner Trust 2021-2A B — 0.810% 1/15/2027(f)	394,000	395,100
DT Auto Owner Trust 2020-3A B — 0.910% 12/16/2024(f)	395,000	396,376
DT Auto Owner Trust 2021-2A C — 1.100% 2/16/2027(f)	4,000,000	4,011,225
DT Auto Owner Trust 2020-3A C — 1.470% 6/15/2026(f)	2,884,000	2,916,105
DT Auto Owner Trust 2020-2A B — 2.080% 3/16/2026(f)	361,000	366,685
Exeter Automobile Receivables Trust 2021-1A A3 — 0.340% 3/15/2024	377,000	377,328
Exeter Automobile Receivables Trust 2021-1A B — 0.500% 2/18/2025	1,150,000	1,150,660
Exeter Automobile Receivables Trust 2021-2A B — 0.570% 9/15/2025	1,062,000	1,062,402
Exeter Automobile Receivables Trust 2020-3A B — 0.790% 9/16/2024	565,000	566,972
Exeter Automobile Receivables Trust 2020-3A C — 1.320% 7/15/2025	3,084,000	3,111,270
Exeter Automobile Receivables Trust 2020-2A B — 2.080% 7/15/2024(f)	590,000	594,982
Exeter Automobile Receivables Trust 2021-2 2021-1A C — 0.740% 1/15/2026	500,000	499,616
First Investors Auto Owner Trust 2021-1A A — 0.450% 3/16/2026(f)	909,773	910,809
Ford Credit Auto Lease Trust 2020-B C — 1.700% 2/15/2025	348,000	353,841
Ford Credit Auto Lease Trust 2020-A A4 — 1.880% 5/15/2023	320,000	324,391
Ford Credit Auto Lease Trust 2020-A B — 2.050% 6/15/2023	1,500,000	1,522,342
Ford Credit Auto Lease Trust 2019-B B — 2.360% 1/15/2023	494,000	499,359
Ford Credit Auto Owner Trust 2019-A A4 — 2.850% 8/15/2024	676,000	697,231
GM Financial Automobile Leasing Trust 2020-3 C — 1.110% 10/21/2024	1,000,000	1,006,503
GM Financial Automobile Leasing Trust 2020-1 B — 1.840% 12/20/2023	255,000	258,920
GM Financial Automobile Leasing Trust 2019-3 B — 2.160% 7/20/2023	300,000	302,770
GM Financial Automobile Leasing Trust 2019-3 C — 2.350% 7/20/2023	300,000	303,312
GM Financial Automobile Leasing Trust 2019-2 B — 2.890% 3/20/2023	1,000,000	1,005,875
Honda Auto Receivables Owner Trust 2020-2 A2 — 0.740% 11/15/2022	95,309	95,439
Honda Auto Receivables Owner Trust 2020-1 A3 — 1.610% 4/22/2024	1,007,000	1,021,048
Honda Auto Receivables Owner Trust 2019-3 A3 — 1.780% 8/15/2023	489,129	493,785
Honda Auto Receivables Owner Trust 2019-2 A4 — 2.540% 3/21/2025	1,000,000	1,028,560
Honda Auto Receivables Owner Trust 2019-1 A4 — 2.900% 6/18/2024	355,000	363,585
Honda Auto Receivables Owner Trust 2018-4 A4 — 3.300% 7/15/2025	155,000	158,875
Hyundai Auto Lease Securitization Trust 2020-A A4 — 2.000% 12/15/2023(f)	778,000	791,583
Hyundai Auto Lease Securitization Trust 2020-A B — 2.120% 5/15/2024(f)	2,556,000	2,599,735

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Hyundai Auto Lease Securitization Trust 2019-A B — 3.250% 10/16/2023(f)	$334,000	$335,899
Hyundai Auto Receivables Trust 2019-A A4 — 2.710% 5/15/2025	1,000,000	1,028,677
Mercedes-Benz Auto Lease Trust 2020-A A4 — 1.880% 9/15/2025	1,438,000	1,461,620
Nissan Auto Lease Trust 2020-A A4 — 1.880% 4/15/2025	1,442,000	1,464,633
Nissan Auto Receivables Owner Trust 2019-C A3 — 1.930% 7/15/2024	575,000	582,491
Nissan Auto Receivables Owner Trust 2019-A A4 — 3.000% 9/15/2025	252,000	260,735
Nissan Auto Receivables Owner Trust 2018-B A4 — 3.160% 12/16/2024	435,000	446,359
Prestige Auto Receivables Trust 2020-1A B — 0.770% 10/15/2024(f)	476,000	477,396
Prestige Auto Receivables Trust 2019-1A B — 2.530% 1/16/2024(f)	263,000	265,255
Santander Consumer Auto Receivables Trust 2020-AA B — 2.260% 12/15/2025(f)	688,000	704,824
Santander Drive Auto Receivables Trust 2021-2 B — 0.590% 9/15/2025	1,232,000	1,233,957
Santander Drive Auto Receivables Trust 2020-2 B — 0.960% 11/15/2024	2,770,000	2,784,985
Santander Drive Auto Receivables Trust 2020-3 C — 1.120% 1/15/2026	1,699,000	1,708,699
Toyota Auto Receivables Owner Trust 2020-A A3 — 1.660% 5/15/2024	1,063,000	1,077,444
Toyota Auto Receivables Owner Trust 2019-C A3 — 1.910% 9/15/2023	204,523	206,453
Toyota Auto Receivables Owner Trust 2019-A A4 — 3.000% 5/15/2024	252,000	261,354
Volkswagen Auto Lease Trust 2019-A A4 — 2.020% 8/20/2024	259,000	262,515
Volkswagen Auto Loan Enhanced Trust 2020-1 A2A — 0.930% 12/20/2022	444,144	444,730
Westlake Automobile Receivables Trust 2021-2A B — 0.620% 7/15/2026(f)	1,230,000	1,227,685
Westlake Automobile Receivables Trust 2021-1A B — 0.640% 3/16/2026(f)	1,809,000	1,807,421
Westlake Automobile Receivables Trust 2020-3A B — 0.780% 11/17/2025(f)	934,000	939,002
Westlake Automobile Receivables Trust 2021-2A C — 0.890% 7/15/2026(f)	1,883,000	1,882,773
Westlake Automobile Receivables Trust 2020-3A C — 1.240% 11/17/2025(f)	438,000	441,929
Westlake Automobile Receivables Trust 2020-2A B — 1.320% 7/15/2025(f)	1,674,000	1,688,747
Westlake Automobile Receivables Trust 2020-2A C — 2.010% 7/15/2025(f)	530,000	539,798
Westlake Automobile Receivables Trust 2020-1A C — 2.520% 4/15/2025(f)	2,933,000	3,005,940
World Omni Auto Receivables Trust 2019-C A3 — 1.960% 12/16/2024	650,000	658,026
World Omni Auto Receivables Trust 2017-B B — 2.370% 5/15/2024	350,000	351,727
World Omni Auto Receivables Trust 2018-A B — 2.890% 4/15/2025	1,022,000	1,039,298

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
World Omni Auto Receivables Trust 2018-B A4 — 3.030% 6/17/2024	$1,013,000	$1,035,382
World Omni Auto Receivables Trust 2019-A A3 — 3.040% 5/15/2024	496,641	503,879
World Omni Auto Receivables Trust 2019-A B — 3.340% 6/16/2025	252,000	260,524
World Omni Automobile Lease Securitization Trust 2020-A A3 — 1.700% 1/17/2023	792,000	803,912
World Omni Automobile Lease Securitization Trust 2019-B A4 — 2.070% 2/18/2025	338,000	342,829
World Omni Automobile Lease Securitization Trust 2019-B B — 2.130% 2/18/2025	190,000	192,957
World Omni Automobile Lease Securitization Trust 2019-A B — 3.240% 7/15/2024	529,000	533,779
		$78,416,888
COLLATERALIZED LOAN OBLIGATION — 22.7%
ABPCI Direct Lending Fund CLO I LLC 2017-1A ER, 3M USD LIBOR + 7.600%, FRN — 7.793% 4/20/2032(e)(f)	$3,062,000	$2,925,447
ABPCI Direct Lending Fund CLO I LLC 2016-1A E2, 3M USD LIBOR + 8.730%, FRN — 8.913% 7/20/2033(e)(f)	2,944,000	2,878,093
ABPCI Direct Lending Fund IX LLC 2020-9A A1, 3M USD LIBOR + 1.950%, FRN — 2.138% 11/18/2031(e)(f)	881,000	883,924
ABPCI Direct Lending Fund CLO X L.P. 2020-10A A1A, 3M USD LIBOR + 1.950%, FRN — 2.138% 1/20/2032(e)(f)	678,000	679,495
AGL CLO 6 Ltd. 2020-6A E, 3M USD LIBOR + 7.480%, FRN — 7.668% 7/20/2031(e)(f)	500,000	500,744
AGL CLO 7 Ltd. 2020-7A A1, 3M USD LIBOR + 1.800%, FRN — 1.984% 7/15/2031(e)(f)	2,030,000	2,030,000
AGL CLO 7 Ltd. 2020-7A E, 3M USD LIBOR + 7.480%, FRN — 7.664% 7/15/2031(e)(f)	1,715,000	1,715,000
AMMC CLO 16 Ltd. 2015-16A AR2, 3M USD LIBOR + 0.980%, FRN — 1.166% 4/14/2029(e)(f)	3,348,000	3,347,444
Barings CLO Ltd. 2021 — 1.000% 7/20/2033(e)	1,460,000	1,430,800
Battalion CLO 18 Ltd. 2020-18A A1, 3M USD LIBOR + 1.800%, FRN — 1.984% 10/15/2032(e)(f)	1,052,000	1,054,939
Blackrock DLF VIII-L CLO Trust 2021-1A A, 3M USD LIBOR + 1.350%, FRN — 1.475% 4/17/2032(e)(f)	2,566,000	2,565,502
Cayuga Park CLO Ltd. 2020 1A E, 3M USD LIBOR + 7.330%, FRN — 7.520% 7/17/2031(e)(f)	1,066,000	1,066,000
Cerberus Corporate Credit Solutions Fund, 3M USD LIBOR + 1.530%, FRN — 1.714% 10/15/2030(e)(f)	1,247,000	1,247,142
Cerberus Loan Funding XXI L.P. 2017-4A A, 3M USD LIBOR + 1.450%, FRN — 1.634% 10/15/2027(e)(f)	218,878	218,895

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Cerberus Loan Funding XXIII L.P. 2018-2A A, 3M USD LIBOR + 1.000%, FRN — 1.184% 4/15/2028(e)(f)	$213,243	$213,264
Cerberus Loan Funding XXIX L.P. 2020-2A A, 3M USD LIBOR + 1.900%, FRN — 2.084% 10/15/2032(e)(f)	2,733,000	2,741,221
Cerberus Loan Funding XXVI L.P. 2019-1A AR, 3M USD LIBOR + 1.500%, FRN — 1.573% 4/15/2031(e)(f)	436,000	436,887
Cerberus Loan Funding XXVIII L.P. 2020-1A A, 3M USD LIBOR + 1.850%, FRN — 2.034% 10/15/2031(e)(f)	2,412,000	2,415,850
Cerberus Loan Funding XXVIII L.P. 2020-1A D, 3M USD LIBOR + 5.300%, FRN — 5.484% 10/15/2031(e)(f)	2,236,000	2,245,161
Cerberus Loan Funding XXXI L.P. 2021-1A A, 3M USD LIBOR + 1.500%, FRN — 1.687% 4/15/2032(e)(f)	1,598,000	1,599,032
CIFC Funding Ltd. 2020-2A E, 3M USD LIBOR + 7.635%, FRN — 7.823% 8/24/2032(e)(f)	1,595,000	1,601,472
Ellington CLO IV Ltd. 2019-4A AR, 3M USD LIBOR + 1.580%, FRN — 1.715% 4/15/2029(e)(f)	1,838,000	1,841,801
Fortress Credit Opportunities, 3M USD LIBOR + 2.250%, FRN — 2.434% 7/15/2028(e)(f)	1,087,521	1,087,966
Fortress Credit Opportunities FCO 2020 13A C 144A, 3M USD LIBOR + 4.000%, FRN — 4.184% 7/15/2028(e)(f)	711,000	711,377
Fortress Credit Opportunities FCO 2020 13A D 144A, 3M USD LIBOR + 4.050%, FRN — 4.234% 7/15/2028(e)(f)	1,422,000	1,422,021
Fortress Credit Opportunities IX CLO Ltd. 2017-9A C, 3M USD LIBOR + 2.650%, FRN — 2.806% 11/15/2029(e)(f)	3,187,000	3,187,606
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, 3M USD LIBOR + 1.550%, FRN — 1.706% 11/15/2029(e)(f)	2,193,000	2,193,274
Fortress Credit Opportunities IX CLO Ltd. 2017-9A AFR2 — 2.530% 11/15/2029(f)	1,069,000	1,069,805
Fortress Credit Opportunities VI CLO Ltd. 2015-6A A2R, 3M USD LIBOR + 1.600%, FRN — 1.788% 7/10/2030(e)(f)	4,000,000	3,992,696
Fortress Credit Opportunities VII CLO Ltd. 2016-7A BR, 3M USD LIBOR + 2.450%, FRN — 2.569% 12/15/2028(e)(f)	329,000	326,705
Fortress Credit Opportunities VII CLO Ltd. 2016-7I E, 3M USD LIBOR + 7.490%, FRN — 7.609% 12/15/2028(e)	246,000	239,135
Golub Capital BDC CLO 4 LLC 2020-1A A1, 3M USD LIBOR + 2.350%, FRN — 2.526% 11/5/2032(e)(f)	2,002,000	2,009,431
Golub Capital Partners ABS Funding Ltd. 2018-38A C, 3M USD LIBOR + 2.800%, FRN — 2.988% 7/20/2030(e)(f)	1,993,000	1,994,012
Golub Capital Partners CLO Ltd. 2020-49A A1, 3M USD LIBOR + 2.500%, FRN — 2.688% 7/20/2032(e)(f)	777,000	777,514

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Golub Capital Partners TALF LLC 2020-2A A, 3M USD LIBOR + 1.850%, FRN — 2.026% 2/5/2030(e)(f)	$1,048,397	$1,053,282
Ivy Hill Middle Market Credit Fund IX Ltd. 9A CR, 3M USD LIBOR + 1.350%, FRN — 2.540% 1/18/2030(e)(f)	2,092,000	2,039,677
Ivy Hill Middle Market Credit Fund XII Ltd. 12A DR, 3M USD LIBOR + 8.170%, FRN — 8.312% 7/20/2033(e)(f)	1,086,000	1,064,392
Ivy Hill Middle Market Credit Fund, Ltd., 3M USD LIBOR + 7.750%, FRN — 7.934% 4/22/2033(e)(f)	3,766,000	3,670,287
Kayne CLO 8 Ltd. 2020-8A E, 3M USD LIBOR + 7.150%, FRN — 7.334% 7/15/2031(e)(f)	2,091,000	2,096,353
KKR CLO 18 Ltd. 18 A, 3M USD LIBOR + 1.270%, FRN — 1.460% 7/18/2030(e)(f)	800,000	800,091
LCM XIII L.P. 13A ARR, 3M USD LIBOR + 1.140%, FRN — 1.330% 7/19/2027(e)(f)	800,000	800,168
Madison Park Funding X Ltd. 2012-10A AR3, 3M USD LIBOR + 1.010%, FRN — 1.198% 1/20/2029(e)(f)	3,371,848	3,372,121
Madison Park Funding XIII Ltd. 2014-13A AR2, 3M USD LIBOR + 0.950%, FRN — 1.140% 4/19/2030(e)(f)	550,000	550,028
Madison Park Funding XXIII Ltd. 2017-23A AR, 3M USD LIBOR + 0.970%, FRN — 1.095% 7/27/2031(e)(f)	3,380,000	3,373,690
Madison Park Funding XXV Ltd 2017-25A A1R, 3M USD LIBOR + 0.970%, FRN — 1.063% 4/25/2029(e)(f)	535,000	535,026
Ocean Trails CLO IX 2020-9A A1, 3M USD LIBOR + 1.870%, FRN — 2.054% 10/15/2029(e)(f)	250,000	250,317
Ocean Trails CLO X 2020-10A A1, 3M USD LIBOR + 1.550%, FRN — 1.734% 10/15/2031(e)(f)	1,857,000	1,858,205
Octagon Investment Partners 46 Ltd. 2020-2A E, 3M USD LIBOR + 7.860%, FRN — 8.044% 7/15/2033(e)(f)	2,097,000	2,100,506
Octagon Investment Partners 48 Ltd. 2020-3A E, 3M USD LIBOR + 7.660%, FRN — 7.848% 10/20/2031(e)(f)	471,380	473,097
OFSI BSL VIII Ltd. 2017-1A AR, 3M USD LIBOR + 1.000%, FRN — 1.184% 8/16/2029(e)(f)	2,862,000	2,862,057
OHA Credit Funding 6 Ltd. 2020-6A E, 3M USD LIBOR + 7.330%, FRN — 7.518% 7/20/2031(e)(f)	1,418,000	1,418,000
Owl Rock CLO III Ltd. 2020-3A A1L, 3M USD LIBOR + 1.800%, FRN — 1.988% 4/20/2032(e)(f)	800,000	802,524
Owl Rock CLO VI Ltd. 2021-6A A, 3M USD LIBOR + 1.450%, FRN — 1.641% 6/21/2032(e)(f)	3,634,000	3,636,104
OZLM Funding Ltd. 2012-1A A1R3, 3M USD LIBOR + 0.970%, FRN — 1.154% 7/22/2029(e)(f)	3,230,000	3,227,645

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Palmer Square CLO Ltd. 2019-1A A1, 3M USD LIBOR + 1.050%, FRN — 1.238% 4/20/2027(e)(f)	$206,042	$206,072
Parliament Funding II Ltd. 2020-1A A, 3M USD LIBOR + 2.450%, FRN — 2.638% 8/12/2030(e)(f)	986,000	988,896
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170%, FRN — 1.326% 5/15/2026(e)(f)	2,301	2,301
Telos CLO Ltd. 2014-5A A1R, 3M USD LIBOR + 0.950%, FRN — 1.140% 4/17/2028(e)(f)	110,880	110,844
Telos CLO Ltd. 2013-3A AR, 3M USD LIBOR + 1.300%, FRN — 1.490% 7/17/2026(e)(f)	117,190	117,206
VCO CLO LLC 2018-1A A, 3M USD LIBOR + 1.500%, FRN — 1.688% 7/20/2030(e)(f)	117,088	117,103
VCP CLO II Ltd. 2021-2A A1, 3M USD LIBOR + 1.670%, FRN — 1.864% 4/15/2031(e)(f)	3,500,000	3,494,452
VCP CLO II Ltd. 2021-2A E, 3M USD LIBOR + 8.400%, FRN — 8.594% 4/15/2031(e)(f)	4,460,000	4,452,860
Venture Xxv Clo Ltd. 2016-25A ARR, 3M USD LIBOR + 1.020%, FRN — 1.208% 4/20/2029(e)(f)	560,565	559,579
Voya CLO Ltd. 2020-2A E, 3M USD LIBOR + 7.850%, FRN — 8.040% 7/19/2031(e)(f)	2,304,000	2,305,000
Whitebox CLO II Ltd. 2020-2A A1, 3M USD LIBOR + 1.750%, FRN — 1.926% 10/24/2031(e)(f)	2,586,000	2,591,741
Woodmont Trust 2019-6A A1R, 3M USD LIBOR + 1.480%, FRN — 1.000% 7/15/2031(e)(f)	2,657,000	2,657,000
Woodmont Trust, 3M USD LIBOR + 2.000%, FRN — 2.190% 10/18/2032(e)(f)	2,799,000	2,808,981
Zais CLO 7 LLC 2017-2A A, 3M USD LIBOR + 1.290%, FRN — 1.474% 4/15/2030(e)(f)	620,583	619,503
		$111,664,763
CREDIT CARD — 1.3%
American Express Credit Account Master Trust 2019-2 A — 2.670% 11/15/2024	$268,000	$273,368
American Express Credit Account Master Trust 2019-2 B — 2.860% 11/15/2024	1,160,000	1,183,237
American Express Credit Account Master Trust 2019-1 A — 2.870% 10/15/2024	1,545,000	1,574,422
Barclays Dryrock Issuance Trust 2019-1 A — 1.960% 5/15/2025	869,000	885,534
Capital One Multi-Asset Execution Trust 2019-A2 A2 — 1.720% 8/15/2024	49,000	49,849

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Discover Card Execution Note Trust 2019-A1 A1 — 3.040% 7/15/2024	$174,000	$176,750
Synchrony Card Funding LLC 2019-A2 A — 2.340% 6/15/2025	1,144,000	1,167,267
Synchrony Card Funding LLC 2019-A1 A — 2.950% 3/15/2025	989,000	1,008,372
		$6,318,799
EQUIPMENT — 12.4%
ARI Fleet Lease Trust 2020-A B — 2.060% 11/15/2028(f)	$1,239,000	$1,265,057
ARI Fleet Lease Trust 2018-B A3 — 3.430% 8/16/2027(f)	380,000	387,093
Avis Budget Rental Car Funding AESOP LLC 2017-2A A — 2.970% 3/20/2024(f)	268,000	278,255
Avis Budget Rental Car Funding AESOP LLC 2017-1A A — 3.070% 9/20/2023(f)	2,192,000	2,253,853
Avis Budget Rental Car Funding AESOP LLC 2019-1A A — 3.450% 3/20/2023(f)	254,000	258,100
Chesapeake Funding II LLC 2020-1A C — 2.140% 8/16/2032(f)	368,000	376,960
Chesapeake Funding II LLC 2018-1A A1 — 3.040% 4/15/2030(f)	588,844	590,070
Chesapeake Funding II LLC — 3.110% 4/15/2031(f)	676,000	696,410
Chesapeake Funding II LLC 2018-2A A1 — 3.230% 8/15/2030(f)	805,161	810,113
CNH Equipment Trust 2020-A A2 — 1.080% 7/17/2023	151,949	152,003
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(f)	2,556,480	2,550,976
Daimler Trucks Retail Trust 2020-1 A2 — 1.140% 4/15/2022	26,570	26,583
Daimler Trucks Retail Trust 2019-1 A4 — 2.790% 5/15/2025(f)	1,000,000	1,016,847
Dell Equipment Finance Trust 2021-1 C — 0.810% 5/22/2026(f)	2,100,000	2,099,997
Dell Equipment Finance Trust 2020-2 C — 1.370% 1/22/2024(f)	1,900,000	1,924,496
Dell Equipment Finance Trust 2019-2 A3 — 1.910% 10/22/2024(f)	1,470,000	1,483,079
Dell Equipment Finance Trust 2020-2 D — 1.920% 3/23/2026(f)	6,801,000	6,911,931
Dell Equipment Finance Trust 2019-2 B — 2.060% 10/22/2024(f)	1,073,000	1,086,336
Dell Equipment Finance Trust 2019-1 B — 2.940% 3/22/2024(f)	1,294,000	1,310,914
Dell Equipment Finance Trust 2018-2 C — 3.720% 10/22/2023(f)	1,777,000	1,789,823
Dell Equipment Finance Trust 2020-1 C — 4.260% 6/22/2023(f)	664,000	692,853
Donlen Fleet Lease Funding 2 LLC 2021-2 A2 — 0.560% 12/11/2034(f)	2,215,000	2,218,366
Encina Equipment Finance LLC 2021-1A A2 — 0.740% 12/15/2026(f)	945,000	943,699
Enterprise Fleet Financing LLC 2020-1 A2 — 1.780% 12/22/2025(f)	400,357	405,742
Enterprise Fleet Financing LLC 2019-2 A2 — 2.290% 2/20/2025(f)	425,363	431,429
Enterprise Fleet Financing LLC 2019-1 A2 — 2.980% 10/20/2024(f)	513,638	517,534
Enterprise Fleet Financing LLC 2018-1 A3 — 3.100% 10/20/2023(f)	1,694,909	1,697,337
Enterprise Fleet Financing LLC 2018-2 A2 — 3.140% 2/20/2024(f)	79,344	79,543
Enterprise Fleet Financing LLC 2018-3 A2 — 3.380% 5/20/2024(f)	98,082	98,582
Great American Auto Leasing, Inc. 2019-1 B — 3.370% 2/18/2025(f)	252,000	263,302

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
GreatAmerica Leasing Receivables Funding LLC 2019-1 A4 — 3.210% 2/18/2025(f)	$250,000	$258,179
GreatAmerica Leasing Receivables Funding LLC Series 2020-1 A3 — 1.760% 8/15/2023(f)	369,000	373,997
GreatAmerica Leasing Receivables Funding LLC Series 2018-1 B — 2.990% 6/17/2024(f)	255,000	257,491
HPEFS Equipment Trust 2021-1A C — 0.750% 3/20/2031(f)	1,300,000	1,298,118
HPEFS Equipment Trust 2020-1A A2 — 1.730% 2/20/2030(f)	46,667	46,801
HPEFS Equipment Trust 2020-1A B — 1.890% 2/20/2030(f)	175,000	177,331
HPEFS Equipment Trust 2020-2A C — 2.000% 7/22/2030(f)	711,000	716,276
HPEFS Equipment Trust 2020-1A C — 2.030% 2/20/2030(f)	815,000	825,387
HPEFS Equipment Trust 2020-1A D — 2.260% 2/20/2030(f)	1,000,000	1,021,458
HPEFS Equipment Trust 2019-1A B — 2.320% 9/20/2029(f)	100,000	100,893
HPEFS Equipment Trust 2019-1A D — 2.720% 9/20/2029(f)	4,500,000	4,596,709
John Deere Owner Trust 2019 A A4 — 3.000% 1/15/2026	532,000	546,224
Kubota Credit Owner Trust 2020-1A A2 — 1.920% 12/15/2022(f)	277,342	278,343
Kubota Credit Owner Trust 2018-1A A4 — 3.210% 1/15/2025(f)	730,000	740,906
Navistar Financial Dealer Note Master Trust 2020-1 A, 1M USD LIBOR + 0.950%, FRN — 1.042% 7/25/2025(e)(f)	1,572,000	1,582,214
Navistar Financial Dealer Note Master Trust 2020-1 C, 1M USD LIBOR + 2.150%, FRN — 2.242% 7/25/2025(e)(f)	1,563,000	1,577,320
NextGear Floorplan Master Owner Trust 2019-2A A2 — 2.070% 10/15/2024(f)	971,000	991,217
NextGear Floorplan Master Owner Trust 2019-1A A2 — 3.210% 2/15/2024(f)	934,000	951,143
NextGear Floorplan Master Owner Trust 2018-2A A2 — 3.690% 10/15/2023(f)	412,000	416,178
Verizon Owner Trust 2019 A A1A — 2.930% 9/20/2023	569,912	576,938
Verizon Owner Trust 2019 A B — 3.020% 9/20/2023	696,000	712,833
Verizon Owner Trust 2019-C A1A — 1.940% 4/22/2024	1,532,000	1,553,691
Verizon Owner Trust 2019-C B — 2.060% 4/22/2024	925,000	943,518
Verizon Owner Trust 2020-A C — 2.060% 7/22/2024	230,000	234,829
Verizon Owner Trust 2019-C C — 2.160% 4/22/2024	290,000	296,997
Verizon Owner Trust 2019-B A1A — 2.330% 12/20/2023	141,000	142,592
Verizon Owner Trust 2019-B B — 2.400% 12/20/2023	1,006,000	1,027,838
Verizon Owner Trust 2018-1A C — 3.200% 9/20/2022(f)	1,400,000	1,402,382
Verizon Owner Trust 2019-A C — 3.220% 9/20/2023	200,000	206,070
Verizon Owner Trust 2018-A B — 3.380% 4/20/2023	556,000	565,784
Volvo Financial Equipment LLC Series 2019-2A A2 — 2.020% 8/15/2022(f)	257,539	257,966

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Volvo Financial Equipment LLC Series 2019-1A A3 — 3.000% 3/15/2023(f)	$602,711	$608,361
Volvo Financial Equipment LLC Series 2019-1A A4 — 3.130% 11/15/2023(f)	250,000	257,355
Wheels SPV 2 LLC 2019-1A A3 — 2.350% 5/22/2028(f)	1,033,000	1,055,433
		$61,216,055
OTHER — 11.3%
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A A — 3.199% 12/20/2030(f)	$1,284,000	$1,287,853
ABPCI Direct Lending Fund ABS I Ltd. 2020-1A B — 4.935% 12/20/2030(f)	3,273,000	3,287,192
CARS-DB4 L.P. 2020-1A A1 — 2.690% 2/15/2050(f)	301,629	312,125
Conn's Receivables Funding LLC 2020-A B — 4.270% 6/16/2025(f)	700,580	706,521
DataBank Issuer 2021-1A C — 4.430% 2/27/2051(f)	1,500,000	1,526,977
Diamond Infrastructure Funding LLC 2021-1A C — 3.475% 4/15/2049(f)	512,000	513,312
Elm Trust 2020-4A A2 — 2.286% 10/20/2029(f)	330,000	328,719
Elm Trust 2020-3A A2 — 2.954% 8/20/2029(f)	362,000	362,838
Elm Trust 2020-4A B — 3.866% 10/20/2029(f)	985,000	981,199
Elm Trust 2020-3A B — 4.481% 8/20/2029(f)	897,000	897,386
FCI Funding LLC 2021-1A A — 1.130% 4/15/2033(f)	591,135	591,204
Gracie Point International Funding 2021-1A A, 1M USD LIBOR + 0.750%, FRN — 0.860% 11/1/2023(e)(f)	1,803,000	1,803,000
Golub Capital Partners ABS Funding Ltd. 2021-1A A2 — 2.773% 4/20/2029(f)	1,668,000	1,674,065
Golub Capital Partners ABS Funding Ltd. 2020-1A A2 — 3.208% 1/22/2029(f)	2,267,000	2,267,401
Golub Capital Partners ABS Funding Ltd. 2021-1A B — 3.816% 4/20/2029(f)	1,924,000	1,926,045
Golub Capital Partners ABS Funding Ltd. 2020-1A B — 4,496% 1/22/2029(f)	1,404,000	1,405,181
Hercules Capital Funding Trust 2018-1A A — 4.605% 11/22/2027(f)	995,046	999,646
Hercules Capital Funding Trust 2019-1A A — 4.703% 2/20/2028(f)	920,338	928,611
Legal Fee Funding — 8.000% 7/20/2036(f)	336,343	348,297
Monroe Capital ABS Funding Ltd. 2021-1A A2 — 2.815% 4/22/2031(f)	1,579,000	1,576,021
Monroe Capital ABS Funding Ltd. 2021-1A B — 3.908% 4/22/2031(f)	907,000	903,716
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2020-APT1 AT1 — 1.035% 12/16/2052(f)	734,000	735,944
New Residential Mortgage LLC 2018-FNT1 A — 3.610% 5/25/2023(f)	313,851	313,947

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NRZ Advance Receivables Trust 2015-ON1 2020-T3 AT3 — 1.317% 10/15/2052(f)	$847,000	$846,915
NRZ Advance Receivables Trust 2015-ON1 2020-T2 AT2 — 1.475% 9/15/2053(f)	2,720,000	2,724,683
Oasis Securitization Funding LLC 2021-1A A — 2.579% 2/15/2033(f)	491,150	492,154
Ocwen Master Advance Receivables Trust 2020-T1 AT1 — 1.278% 8/15/2052(f)	2,793,000	2,800,482
Oportun Funding XIV LLC 2021-A A — 1.210% 3/8/2028(f)	532,000	534,096
Oportun Issuance Trust 2021-B A — 1.470% 5/8/2031(f)	1,020,000	1,021,432
Owl Rock Technology Financing LLC 2020-1A A, 3M USD LIBOR + 2.950%, FRN — 3.197% 1/15/2031(e)(f)	3,099,000	3,101,293
PFS Financing Corp. 2020-F A — 0.930% 8/15/2024(f)	2,229,000	2,240,104
PFS Financing Corp. 2020-A A — 1.270% 6/15/2025(f)	633,000	642,091
PFS Financing Corp. 2020-F B — 1.420% 8/15/2024(f)	230,000	231,079
PFS Financing Corp. 2020-E B — 1.570% 10/15/2025(f)	1,151,000	1,163,170
PFS Financing Corp. 2020-A B — 1.770% 6/15/2025(f)	2,119,000	2,150,771
PFS Financing Corp. 2019-C A — 2.230% 10/15/2024(f)	947,000	966,998
PFS Financing Corp. 2019-C B — 2.420% 10/15/2024(f)	4,300,000	4,397,882
PFS Financing Corp. 2019-A A2 — 2.860% 4/15/2024(f)	1,676,000	1,709,855
PFS Financing Corp. 2019-A B — 3.130% 4/15/2024(f)	1,000,000	1,020,404
PFS Financing Corp. 2018-F A — 3.520% 10/15/2023(f)	486,000	490,620
SMB Private Education Loan Trust 2021-A A1, 1M USD LIBOR + 0.500%, FRN — 0.601% 1/15/2053(e)(f)	258,285	258,416
SpringCastle America Funding LLC 2020-AA A — 1.970% 9/25/2037(f)	2,364,637	2,391,822
TVEST 2020A LLC 2020-A A — 4.500% 7/15/2032(f)	482,393	486,538
		$55,348,005
TOTAL ASSET-BACKED SECURITIES (Cost $310,697,863)		$312,964,510
CORPORATE BONDS & NOTES — 2.4%
COMMUNICATIONS — 0.3%
Consolidated Communications, Inc. — 6.500% 10/1/2028(f)	$1,119,000	$1,198,673
Frontier Communications Corp. — 5.875% 10/15/2027(a)(f)	398,000	425, 362
		$1,624, 035
CONSUMER, CYCLICAL — 0.7%
Air Canada 2020-1 Class C Pass Through Trust — 10.500% 7/15/2026(f)	$1,030,000	$1,277,200
Aramark Services, Inc. — 6.375% 5/1/2025(f)	316,000	335,750
Carnival Corp. — 11.500% 4/1/2023(f)	512,000	576,640

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CD&R Smokey Buyer, Inc. — 6.750% 7/15/2025(f)	$462,000	$495,209
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(f)	594,000	683,278
		$3,368,077
CONSUMER, NON CYCLICAL — 0.1%
Cimpress plc — 7.000% 6/15/2026(a)(f)	$335,000	$353,006
ENERGY — 0.1%
Natural Resource Partners L.P. / NRP Finance Corp. — 9.125% 6/30/2025(f)	$831,000	$814,380
FINANCIAL — 1.2%
Golub Capital BDC, Inc. — 3.375% 4/15/2024	$1,487,000	$1,550,225
Midcap Financial Issuer Trust — 6.500% 5/1/2028(f)	4,098,000	4,278,476
		$5,828,701
TOTAL CORPORATE BONDS & NOTES (Cost $11,061,147)		$11,988,199
CORPORATE BANK DEBT — 4.4%
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 5.250% — 6.250% 9/27/2024(a)(e)	$579,620	$579,620
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 3.250% — 4.000% 9/29/2024(a)(e)	1,826,576	1,824,859
Asurion LLC, 1M USD LIBOR + 3.000% — 3.104% 11/3/2024(a)(e)	2,977,081	2,943,589
BJ Services, Inc., 7.000% — 8.500% 1/3/2023(a)(c)(d)	82,620	78,489
Capstone Acquisition Holdings, Inc. 2020 Delayed Draw Term Loan, 1M USD LIBOR + 4.750% — 0.000% 11/12/2027(a)(i)	240,160	—
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027(a)(e)	1,811,938	1,811,938
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 4.000% 5/17/2028(a)(e)	1,219,000	1,212,905
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024(a)(e)	1,118,744	1,117,547
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 4.500% 5/1/2028(a)(e)	1,125,513	1,125,513
GHX Ultimate Parent Corp., 3M USD LIBOR + 3.250% — 4.000% 6/28/2024(a)(e)	1,246,752	1,240,519
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022(a)(e)	1,627,000	1,622,933

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Heartland Dental, LLC, 1M USD LIBOR + 4.000% — 4.073% 4/30/2025(a)(e)	$1,381,000	$1,377,976
IG Investments Holding LLC, 3M USD LIBOR + 3.750% — 4.750% 5/23/2025(a)(e)	502,743	502,114
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023(a)(e)	480,181	1,200
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024(a)(e)	329,837	312,521
McDermott Super Senior Exit LC — 0.500% 6/30/2024(a)(i)	640,000	(110,400)
Mediaco Holding, Inc. Class A 6.400% — 8.400% 11/25/2024(a)(c)(d)	1,163,584	1,082,134
Packers Holdings LLC, 6M USD LIBOR + 3.250% — 4.000% 3/9/2028(a)(e)	1,384,000	1,376,499
Polaris Newco, LLC Term Loan B, 1M USD LIBOR + 4.000% — 0.000% 6/2/2028(a)	1,016,000	1,017,778
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023(a)(e)	747,168	724,753
Tech Data Corp. ABL Term Loan, 1M USD LIBOR + 3.500% — 3.604% 6/30/2025(a)(e)	745,368	746,299
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027(a)(e)	841,482	842,534
TOTAL CORPORATE BANK DEBT (Cost $21,451,761)		$21,431,320
U.S. TREASURIES — 9.1%
U.S. Treasury Bills — 0.030% 7/8/2021(g)	$35,700,000	$35,699,636
U.S. Treasury Bills — 0.039% 7/15/2021(g)	6,720,000	6,719,869
U.S. Treasury Bills — 0.030% 7/22/2021(g)	2,346,000	2,345,928
TOTAL U.S. TREASURIES (Cost $44,765,655)		$44,765,433
TOTAL BONDS & DEBENTURES — 98.0% (Cost $478,650,538)		$482,181,701
TOTAL INVESTMENT SECURITIES — 98.5% (Cost $480,578,954)		$484,693,377

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

SHORT-TERM INVESTMENTS — 2.4%	Principal Amount	Fair Value
State Street Bank Repurchase Agreement — 0.00% 7/1/2021 (Dated 06/30/2021, repurchase price of $12,067,000, collateralized by $12,339,700 principal amount U.S. Treasury Bills — 0.125% 2023, fair value $12,308,369)(j)	$12,067,000	$12,067,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,067,000)		$12,067,000
TOTAL INVESTMENTS — 100.9% (Cost $492,645,954)		$496,760,377
Other Assets and Liabilities, net — (0.9)%		(4,292,539)
NET ASSETS — 100.0%		$492,467,838

(a)  Restricted securities. These restricted securities constituted 5.02% of total net assets at June 30, 2021, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

(b)  Non-income producing security.

(c)  Investments categorized as a significant unobservable input (Level 3) (See Note 6 of the Notes to Financial Statements).

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 0.50% of total net assets at June 30, 2021.

(e)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of June 30, 2021. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)  Zero coupon bond. Coupon amount represents effective yield to maturity.

(h)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2021.

(i)  All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 9.

(j)  Security pledged as collateral (See Note 8 of the Notes to Financial Statements).

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holding 2 LLC, 3M USD LIBOR + 5.250% — 6.250% 9/27/2024	07/15/2020	$568,385	$579,620	0.12%
ABG Intermediate Holdings 2 LLC, 3M USD LIBOR + 3.250% — 4.000% 9/29/2024	03/06/2020, 03/12/2020, 03/20/2020, 02/02/2021, 03/17/2021, 03/18/2021	1,748,341	1,824,859	0.37%
Asurion LLC, 1M USD LIBOR + 3.000% — 3.104% 11/3/2024	01/06/2021, 03/01/2021, 03/02/2021, 05/21/2021	2,973,445	2,943,589	0.60%
BJ Services, Inc., 7.000% — 8.500% 1/3/2023	12/31/2019	82,094	78,489	0.01%
Capstone Acquisition Holdings, Inc. 2020 Term Loan, 1M USD LIBOR + 4.750% — 5.750% 11/12/2027	04/30/2021	1,797,417	1,811,938	0.37%
Cimpress plc — 7.000% 6/15/2026	04/30/2021	303,998	353,006	0.07%
Cimpress Public Ltd., 1M USD LIBOR + 3.500% — 4.000% 5/17/2028	04/30/2021	1,206,982	1,212,905	0.24%
Cincinnati Bell, Inc., 1M USD LIBOR + 3.250% — 4.250% 10/2/2024	03/24/2020, 03/16/2020	1,066,185	1,117,547	0.23%
Copper Earn Out Trust	12/07/2020	—	87,784	0.02%
Copper Property CTL Pass Through Trust	01/17/2019, 02/08/2019, 03/11/2019, 06/08/2020, 07/10/2020	939,850	1,067,990	0.22%
Frontier Communications Corp., 1M USD LIBOR + 3.750% — 4.500% 5/1/2028	04/09/2021	1,114,420	1,125,513	0.23%
Frontier Communications Corp. — 5.875% 10/15/2027	08/14/2020	398,000	425,362	0.08%
GHX Ultimate Parent Corp., 3M USD LIBOR + 3.250% — 4.000% 6/28/2024	05/20/2021	1,237,847	1,240,519	0.25%
Hanjin International Corp., 3M USD LIBOR + 5.000% — 5.500% 12/23/2022	12/23/2020, 02/25/2021	1,620,780	1,622,933	0.33%
Heartland Dental, LLC, 1M USD LIBOR + 4.000% — 4.073% 4/30/2025	06/10/2021	1,374,164	1,377,976	0.28%

FPA FLEXIBLE FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2021
(Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
IG Investments Holding LLC, 3M USD LIBOR + 3.750% — 4.750% 5/23/2025	05/27/2021	$500,276	$502,114	0.10%
JC Penney Corp., Inc., 3M USD LIBOR + 4.250% — 5.250% 6/23/2023	02/03/2021	—	1,200	0.00%
Logix Holding Co. LLC, 1M USD LIBOR + 5.750% — 6.750% 12/22/2024	01/09/2019, 06/18/2019	329,773	312,521	0.06%
McDermott Super Senior Exit LC — 0.500% 6/30/2024	02/28/2020	(4,524)	(110,400)	(0.02)%
Mediaco Holding, Inc. Class A 6.400% — 8.400% 11/25/2024	06/01/2021	1,155,148	1,082,134	0.22%
PHI Group, Inc.	08/19/2019	188,003	380,786	0.08%
PHI Group, Inc., Restricted	08/19/2019	427,782	823,133	0.17%
Packers Holdings LLC, 6M USD LIBOR + 3.250% — 4.000% 3/9/2028	04/16/2021	1,377,216	1,376,498	0.28%
Polaris Newco, LLC Term Loan B, 1M USD LIBOR + 4.000% — 0.000% 6/2/2028	06/03/2021	1,010,960	1,017,778	0.21%
Polyconcept North America Holdings, Inc., 6M USD LIBOR + 4.500% — 5.500% 8/16/2023	11/18/2019	742,769	724,753	0.15%
Tech Data Corp. ABL Term Loan, 1M USD LIBOR + 3.500% — 3.604% 6/30/2025	06/26/2020, 10/30/2020	739,713	746,299	0.15%
Windstream Rights Offering	11/16/2020	372,781	151,983	0.03%
Windstream Services LLC, 1M USD LIBOR + 6.250% — 7.250% 9/21/2027	08/11/2020	811,467	842,534	0.17%
TOTAL RESTRICTED SECURITIES		$24,083,272	$24,721,363	5.02%

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $480,578,954)	$484,693,377
Short-term investments — repurchase agreements	12,067,000
Cash	56,137
Receivable for:
Dividends and interest	1,545,235
Capital Stock sold	948,595
Prepaid expenses and other assets	7,996
Total assets	499,318,340
LIABILITIES
Payable for:
Investment securities purchased	6,611,639
Advisory fees	121,267
Capital Stock repurchased	117,596
Total liabilities	6,850,502
NET ASSETS	$492,467,838
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 47,743,867 outstanding shares	$47,743,867
Additional Paid-in Capital	439,308,902
Distributable earnings	5,415,069
NET ASSETS	$492,467,838
Institutional Class
Net Assets	$492,436,203
Shares outstanding, no par value; unlimited authorized shares	47,740,800
Offering and redemption price per share	$10.31
Advisor class:
Net Assets	$31,635
Shares outstanding, no par value; unlimited authorized shares	3,067
Offering and redemption price per share	$10.32

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021
(Unaudited)

INVESTMENT INCOME
Dividends	$40,796
Interest	5,075,420
Total investment income	5,116,216
EXPENSES
Advisory fees	989,453
Transfer agent fees and expenses	116,043
Filing fees	45,902
Custodian fees	41,914
Trustee fees and expenses	40,577
Legal fees	28,713
Reports to shareholders	26,003
Audit and tax services fees	10,452
Other professional fees	8,762
Administrative services fees	7,497
Other	1,889
Total expenses	1,317,205
Reimbursement from Adviser	(346,989)
Net expenses	970,216
Net investment income	4,146,000
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,092,128
Net change in unrealized appreciation (depreciation) of:
Investments	30,941
Net realized and unrealized gain	1,123,069
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,269,069

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,146,000	$5,769,444
Net realized gain	1,092,128	1,895,677
Net change in unrealized appreciation	30,941	3,305,098
Net increase in net assets resulting from operations	5,269,069	10,970,219
Distributions to shareholders — Institutional Class	(4,429,570)	(7,145,741)
Distributions to shareholders — Advisor Class(a)	(162)	—
Total Distributions to shareholders	(4,429,732)	(7,145,741)
Capital Stock transactions(b)
Proceeds from Capital Stock sold	184,097,131	244,623,377
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	3,724,465	5,929,562
Cost of Capital Stock repurchased	(28,569,705)	(62,090,169)
Net increase from Capital Stock transactions	159,251,891	188,462,770
Total change in net assets	160,091,228	192,287,248
NET ASSETS
Beginning of period	332,376,610	140,089,362
End of period	$492,467,838	$332,376,610

(a)  Period from April 16, 2021, date operations commenced, through June 30, 2021.

(b)  See Note 7, Capital Stock, in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2021		Year Ended December 31,
	(Unaudited)		2020	2019
Institutional Class
Per share operating performance:
Net asset value at beginning of period	$10.29		$10.13	$10.00
Income from investment operations:
Net investment income(1)	0.11		0.27	0.28
Net realized and unrealized gain (loss) on investment securities	0.02		0.20	0.10
Total from investment operations	0.13		0.47	0.38
Less distributions:
Dividends from net investment income	(0.10)		(0.27)	(0.25)
Distributions from net realized capital gains	(0.01)		(0.04)	—
Total distributions	(0.11)		(0.31)	(0.25)
Net asset value at end of period	$10.31		$10.29	$10.13
Total investment return(2)	1.28%		4.70%	3.78%
Ratios/supplemental data:
Net Assets, End of Period (in 000's)	$492,436		$332,377	$140,089
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.66	%†	0.77%	1.01%
After reimbursement from Adviser	0.49	%†	0.39%	0.39%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	1.92	%†	2.25%	2.11%
After reimbursement from Adviser	2.09	%†	2.63%	2.74%
Portfolio turnover rate	16	%†	39%	30%

(1)  Per share amount is based on average shares outstanding.

(2)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Period Ended June 30, 2021(1) (Unaudited)
Advisor Class
Per share operating performance:
Net asset value at beginning of period	$10.32
Income from investment operations:
Net investment income(2)	0.04
Net realized and unrealized gain on investment securities	0.01
Total from investment operations	0.05
Less distributions:
Dividends from net investment income	(0.04)
Distributions from net realized capital gains	(0.01)
Total distributions	(0.05)
Net asset value at end of period	$10.32
Total investment return(3)	0.42%
Ratios/supplemental data:
Net Assets, end of period (in $000's)	$32
Ratio of expenses to average net assets:
Before reimbursement from Adviser	8.75	%†
After reimbursement from Adviser	0.59	%†
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(6.24	)%†
After reimbursement from Adviser	1.91	%†
Portfolio turnover rate	16	%†

(1)  Period from April 16, 2021, date operations commenced, through June 30, 2021.

(2)  Per share amount is based on average shares outstanding.

(3)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See accompanying Notes to Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2021
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Flexible Fixed Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. Capital preservation is also a consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Effective April 16, 2021, the Advisor class commenced operations and was funded by the Institutional class.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transaction to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting if certain criteria are met. The guidance is effective from March 12, 2020 through December 31, 2022. As of June 30, 2021, the guidance did not have a material impact on the Financial Statements.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on I/Os is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $ 199,914,925 For the period ended June 30, 2021. The proceeds and cost of securities sold resulting in net realized gains of $1,092,128 aggregated $29,045,900 and $27,953,772, respectively, for the period ended June 30, 2021.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.50% of the Fund's average daily net assets. In addition, the Adviser has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, redemption liquidity service expenses, and extraordinary expenses, including litigation expenses not incurred in the Fund's ordinary course of business) in excess of 0.49% of the average net assets of the Fund attributable to the Institutional Class and 0.59% of the average net assets of the Fund attributable to the Advisor Class for the period ending April 30, 2022, and in excess of 0.59% of the average net assets of the Fund attributable to the Institutional Class and 0.69% of the average the net assets of the Fund attributable to the Advisor Class for the one-year period ending April 30, 2023. During the term of the current expense limit agreement, beginning

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

April 16, 2021 and ending April 30, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed the then-applicable expense limit. Beginning May 1, 2023, any expenses reimbursed to the Fund by the Adviser during any of the previous 36 months may be recouped by the Adviser, provided the Fund's Total Annual Fund Operating Expenses do not exceed 0.64% of the average net assets of the Fund attributable to the Institutional Class and 0.74% of the average net assets of the Fund attributable to the Advisor Class for any subsequent calendar year, regardless of whether there is a then-effective higher expense limit. This agreement may only be terminated earlier by the Fund's Board of Trustees (the "Board") or upon termination of the Agreement. As of June 30, 2021, the Adviser may seek recoupment of expense reimbursements in the amount of $346,989 no later than December 31, 2023.

For the period ended June 30, 2021, the Fund paid aggregate fees and expenses of $40,577 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2021 was $480,579,617 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2021, for federal income tax purposes was $4,930,612 and $816,852, respectively resulting in net unrealized appreciation of $4,113,760. As of and during the period ended June 30, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day.

If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2021: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Energy	$1,203,919	—	—	$1,203,919
Retailing	—	—	$1,155,774	1,155,774
Rights
Midstream — Oil & Gas	—	—	151,983	151,983
Commercial Mortgage-Backed Securities
Agency	—	$914,414	—	914,414
Agency Stripped	—	1,722,926	—	1,722,926
Non-Agency	—	51,553,531	—	51,553,531
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	3,028,690	—	3,028,690
Agency Pool Fixed Rate	—	263,514	—	263,514
Agency Stripped	—	172,220	—	172,220
Non-Agency Collateralized Mortgage Obligation	—	30,020,944	3,356,000	33,376,944
Asset-Backed Securities
Auto	—	78,416,888	—	78,416,888
Collateralized Loan Obligation	—	111,664,763	—	111,664,763
Credit Card	—	6,318,799	—	6,318,799

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Equipment	—	$61,216,055	—	$61,216,055
Other	—	55,348,005	—	55,348,005
Corporate Bonds & Notes	—	11,988,199	—	11,988,199
Corporate Bank Debt	—	20,270,697	$1,160,623	21,431,320
U.S. Treasuries	—	44,765,433	—	44,765,433
Short-Term Investment	—	12,067,000	—	12,067,000
	$1,203,919	$489,732,078	$5,824,380	$496,760,377

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2021:

Investments	Beginning Value at December 31, 2020	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at June 30, 2021	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2021
Common Stocks	$46,818	$169,106	$939,850	—	—	$1,155,774	$169,106
Rights	123,838	28,145	—	—	—	151,983	28,145
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	756,323	1,771	3,356,000	$(99,344)	$(658,750)	3,356,000	1,770
Corporate Bank Debt	2,746,622	(39,599)	708,250	(102,117)	(2,152,533)	1,160,623	(43,879)
	$3,673,601	$159,423	$5,004,100	$(201,461)	$(2,811,283)	$5,824,380	$155,142

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. There were transfers of $2,811,283 out of Level 3 into Level 2 during the period ended June 30, 2021. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of June 30, 2021:

Financial Assets	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average Price
Common Stocks	$1,155,774	Pricing Model (a)	Quotes/Prices	$11.25-$18.25	$17.72
Rights	$151,983	Pricing Model (a)	Quotes/Prices	$13.50	$13.50
Residential Mortgage-Backed Securities Non-Agency Collateralized Mortgage Obligation	$3,356,000	Third-Party Broker Quote (b)	Quotes/Prices	$100.00	$100.00
Corporate Bank Debt	$1,160,623	Pricing Model (c)	Amortized Cost	$93.00-$95.00	$93.14

(a)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(b)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(c)  The Pricing Model technique for Level 3 securities involves external valuation by an independent third party.

NOTE 7 — Capital Stock

	Period Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Capital Stock sold
Institutional Class	17,833,612	$184,065,645	23,989,390	$244,623,377
Advisor Class(a)	3,051	31,486	N/A	N/A
Issued to shareholders upon reinvestment of dividends and distributions
Institutional Class	361,168	3,724,303	580,866	5,929,562
Advisor Class(a)	16	162	N/A	N/A
Capital Stock repurchased
Institutional Class	(2,767,973)	(28,569,705)	(6,090,039)	(62,090,169)
Advisor Class(a)	—	—	N/A	N/A
Change in Capital Stock outstanding	15,429,874	$159,251,891	18,480,217	$188,462,770

(a)  Period from April 16, 2021, date operations commenced, through June 30, 2021.

FPA FLEXIBLE FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE 8 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2021:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Security Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreement	$12,067,000	$(12,067,000	)**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $12,308,369 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 9 — Commitments

As of June 30, 2021, the Fund was liable for the following unfunded commitments:

Asset Class	Unfunded Commitment
Corporate Bank Debt	$880,160

FPA FLEXIBLE FIXED INCOME FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2021 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Institutional Class
Beginning Account Value December 31, 2020(a)	$1,000.00	$1,000.00
Ending Account Value June 30, 2021	$1,012.80	$1,022.36
Expenses Paid During Period(a)	$2.45	$2.46
Advisor Class
Beginning Account Value April 16, 2021(b)	$1,000.00	$1,000.00
Ending Account Value June 30, 2021	$1,004.20	$1,009.06
Expenses Paid During Period(c)	$1.21	$1.22

(a)  Expenses are equal to the Fund's annualized expense ratio of 0.49%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2021 (181/365 days).

(b)  Period from April 16, 2021, date operations commenced, through June 30, 2021.

(c)  Expenses are equal to the Fund's annualized expense ratio of 0.59%, multiplied by the average account value over the period and prorated for the period ended June 30, 2021 (75/365 days).

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Trustees"). Trustees serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Sandra Brown, 1955	Trustee	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Trustee & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Trustee	2002	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum and Wedbush, Inc.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Trustee of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
A. Robert Pisano, 1943	Trustee	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001- 2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Trustee	2006	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Core Equity Fund, Inc (since 2012), and Bragg Capital Trust (since 2020).	7	None
"Interested" Trustee(2)
Steven Romick, 1963	Trustee	2002	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).	2	None
J. Richard Atwood, 1960	Trustee	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Trustee is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA FLEXIBLE FIXED INCOME FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
J. Richard Atwood, 1960	President	2002

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Thomas. H. Atteberry, 1953	Vice President and Portfolio Manager	2018	Partner of FPA. Formerly Chief Executive Officer of the Fund (until 2015). Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2018

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA FLEXIBLE FIXED INCOME FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Institutional Class:
TICKER SYMBOL: FPFIX
CUSIP: 30254T718
Advisor Class:
TICKER SYMBOL: FPFAX
CUSIP: 30254T650

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA FLEXIBLE FIXED INCOME FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2021 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 10, 2021

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 10, 2021